UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

EMERALD BIOSCIENCE, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1.	Amount previously paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

EMERALD BIOSCIENCE, INC.

5910 Pacific Center Blvd, Suite 320

San Diego, California 92121

December 22, 2020

To our stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of EMERALD BIOSCIENCE, INC. on January 28, 2021. The meeting will begin promptly at 9:00 a.m. Pacific Time. The meeting will be held virtually.

To attend the Annual Meeting virtually please follow the instructions below.

1.	Please pre-register for the Annual Meeting before January 27, 2021 at 12:00 p.m. Eastern Time by:

a.	Visiting cleartrustonline.com/embi and select “Register to Attend Meeting”; or

b.	Calling Emerald Bioscience’s transfer agent, ClearTrust, at 813-235-4490 and providing the 12-digit control number included in your proxy card.

2.	You will receive step-by-step instructions from ClearTrust to access the Annual Meeting.

The official Notice of Annual Meeting of Stockholders, proxy statement, proxy card and return envelope are included with this letter. The matters listed in the Notice of the Annual Meeting of Stockholders are described in detail in the proxy statement.

The vote of every stockholder is important. Whether or not you plan to attend the Annual Meeting, please cast your vote as promptly as possible, as instructed in the accompanying proxy statement.

Sincerely,

EMERALD BIOSCIENCE, INC.

/s/ Punit Dhillon
Punit Dhillon, Chairman of the Board of Directors

EMERALD BIOSCIENCE, INC.
5910 Pacific Center Blvd, Suite 320

San Diego, California 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 28, 2021

To the stockholders of Emerald Bioscience, Inc.

PLEASE TAKE NOTICE that the Annual Meeting (the “Annual Meeting”) of Stockholders of Emerald Bioscience, Inc. (the “Company”) will be held virtually at 9:00 a.m. Pacific Time, on January 28, 2021, for the following purposes:

(1)	To elect three directors.

(2)	To ratify the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

(3)	To authorize and approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock from 500,000,000 to 5,000,000,000 shares and the number of authorized shares of Preferred Stock from 20,000,000 to 50,000,000 shares; and

(4)	To authorize and approve the adoption of the Company’s Amended and Restated Articles of Incorporation, including the Authorized Common Stock Amendment, in the form attached hereto as Annex A, and the Company’s amended and restated Bylaws, in the form attached hereto as Annex B.

Only stockholders of record at the close of business on December 18, 2020 are entitled to notice of and to vote at this meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting at our principal executive offices during normal business hours for 10 days prior to the Annual Meeting.

You may vote at the meeting or by proxy. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

To attend the Annual Meeting virtually please follow the instructions below.

1.	Please pre-register for the Annual Meeting before January 27, 2021 at 12:00 p.m. Eastern Time by:

a.	Visiting cleartrustonline.com/embi and completing the form to register; or

b.	Calling Emerald Bioscience’s transfer agent, ClearTrust, at 813-235-4490 and providing the 12-digit control number included in your proxy card.

2.	You will receive step-by-step instructions from ClearTrust to access the Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please cast your vote as promptly as possible, as instructed in the accompanying proxy statement. We encourage you to vote via the internet or by telephone. It is convenient and it saves us significant postage and processing costs.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Punit Dhillon
Punit Dhillon
Chairman of the Board of Directors

San Diego, CA

December 22, 2020

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

●	Information Concerning Solicitation and Voting – page 1
●	Questions and Answers Regarding the Annual Meeting – page 1
●	Proposal 1 — Election of Directors – page 5
●	Proposal 2 — Ratification of Appointment of Independent Public Accounting Firm– page 9
●	Proposal 3 — Increase of Authorized Shares of Common Stock – page 10
●	Proposal 4 — Amendment of Articles of Incorporation and Bylaws – page 12
●	Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters – page 17
●	Executive Compensation – page 18
●	Certain Relationships and Related Transactions and Director Independence – page 24
●	Stockholder Proposals – page 27
●	Annual Report – page 28
●	Other Matters – page 28
●	Annex A: Amended and Restated Articles of Incorporation
●	Annex B: Amended and Restated Bylaws

i

EMERALD BIOSCIENCE, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 9:00 a.m. Pacific Time on January 28, 2021

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The Board of Directors (the “Board”) of Emerald Bioscience, Inc. (the “Company,” “we,” “us” and “our”) is soliciting proxies for the Annual Meeting of Stockholders and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held virtually on January 28, 2021, at 9:00 a.m. Pacific Time. This proxy statement and the accompanying form of proxy card are first being mailed on or about December 30, 2020 to all holders of our common stock of record on December 18, 2020.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on January 28, 2021.

This proxy statement, our annual report (on Form 10-K) regarding our fiscal year ended December 31, 2019 and our quarterly report (on Form 10-Q) regarding our fiscal quarter ended September 30, 2020 are available electronically at https://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=1516551 or www.cleartrustonline.com/embi or emailing the Company at ir@emeraldbio.com.

The information provided below is a summary of the information included in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING

Although we encourage you to read this proxy statement in its entirety, we include this question and answer section to provide some background information and brief answers to several questions you may have about the Annual Meeting or this proxy statement.

Q: What proposals will be voted on at the Annual Meeting?

A: There are four proposals scheduled to be voted on at the Annual Meeting:

Proposal 1:	Election of Directors

Proposal 2:	Ratification of the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2020

Proposal 3:	Increase of Company’s authorized shares of common stock and preferred stock.

Proposal 4:	Approval and adoption Amended and Restated Articles of Incorporation and Bylaws.

Q: What is the Board’s voting recommendation?

A: The recommendations of our Board are set forth together with the description of each proposal in this proxy statement. In summary, the Board recommends a vote “For” each proposal.

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Q: Who can vote at the Annual Meeting?

A: Our Board has set December 18, 2020 as the record date (the “record date”) for the Annual Meeting. All stockholders who own voting securities at the close of business on the record date may virtually attend and vote at the Annual Meeting. For each share of common stock held as of the record date, the holder is entitled to one vote on each proposal to be voted on.

Stockholders do not have the right to cumulate votes. Shares held as of the record date include shares that you hold directly in your name as the stockholder of record and those shares held for you, as a beneficial owner, through a bank, broker or other nominee.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: Many of our stockholders hold their shares through a bank, broker or other nominee rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record

If your shares are registered in your name with our transfer agent, Computershare, you are considered the stockholder of record with respect to those shares and the proxy materials have been sent directly to you. As the stockholder of record, you have the right to grant your proxy to the Company’s representatives or to vote in person at the Annual Meeting.

Beneficial Owners

If your shares are held by a bank, in a brokerage account or by another nominee, you are considered the beneficial owner of the shares. In this instance, your bank, broker or other nominee is considered, with respect to those shares, the stockholder of record and they will have forwarded the proxy materials to you. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote and you are also invited to attend the Annual Meeting virtually. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you request a proxy from the bank, broker or other nominee giving you the right to vote the shares at the Annual Meeting. We sometimes refer to stockholders who hold their shares through a bank, broker or other nominee as “beneficial owners.”

Q: What is the voting requirement to approve each of the proposals?

A: The requirements to approve each of the proposals are set forth below.

Proposal 1: Election of Directors. For Proposal 1, the three nominees who receive the most “For” votes (among votes properly cast in person or by proxy) will be elected. Only votes “For” or “Withheld” will affect the outcome.

Proposal 2: Ratification of Independent Registered Public Accounting Firm. To be approved, Proposal 2 must receive “For” votes from the holders of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting.

Proposal 3: Increase of Authorized Shares of Common Stock. To be approved, Proposal 3 must receive “For” votes from the holders of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting.

Proposal 4: Approval of Amended and Restated Articles of Incorporation and Bylaws. To be approved, Proposal 4 must receive “For” votes from the holders of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting.

Q: If I vote against the proposals, do I have appraisal or dissenter’s rights?

A: No, Nevada law does not provide for appraisal or dissenter’s rights in connection with the proposals to be voted on at the Annual Meeting.

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Q: Who counts the votes?

A: Votes cast by proxy or in person at the Annual Meeting will be tabulated and certificated by the inspector of elections who will also determine whether or not a quorum is present. A representative of ClearTrust, LLC will serve as the inspector of elections.

Q: What happens if I do not cast a vote?

A: If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the proposals at the Annual Meeting. If you submit a signed proxy card with no further instructions, the shares represented by that proxy card will be voted as recommended by our Board in favor of the two proposals.

If you are a beneficial owner, your broker may vote on Proposal 1 and Proposal 2, which are considered to be “routine” matters.

Q: How can I vote my shares in person at the Annual Meeting?

A: The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The Annual Meeting will only be conducted via live webcast. To attend the virtual meeting please follow the instructions below.

1.	Please pre-register for the Annual Meeting before January 27, 2021 at 12:00 p.m. Eastern Time by:

a.	Visiting cleartrustonline.com/embi and completing the form to register; or

b.	Calling ClearTrust at 813-235-4490 and providing the 12-digit control number included in your proxy card.

2.	You will receive step-by-step instructions from ClearTrust to access the meeting.

ClearTrust has established a Help Line for the Annual Meeting. The Help Line will open at 8:00 a.m. Pacific Time on January 28, 2021 and will remain open for the duration of the meeting. The telephone number for the Help Line is 813-308-9980 – Access Code 675813.

Shares held directly in your name as the stockholder of record may be voted electronically at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. If you are a beneficial owner of shares, you must request and receive in advance of the Annual Meeting a legal proxy from your bank, broker or other nominee in order to vote in person at the Annual Meeting.

Q: How can I vote my shares in advance, without attending the Annual Meeting?

A: Whether you hold shares directly as the stockholder of record or you are a beneficial owner, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote as follows:

Vote by Internet. You can vote via the internet at www.cleartrustonline.com/embi ,and once you are at the website, follow the online instructions. You will need information from your proxy card to vote via the internet. Internet voting is available 24 hours a day. Proxies submitted by the internet must be received by 11:59 p.m. Eastern time on the day before the Annual Meeting.

Vote by Telephone. You can vote by telephone by calling Emerald Bioscience’s transfer agent at (813) 235-4490. You will need your proxy card to vote by telephone. Telephone voting is available 24 hours a day. Proxies submitted by telephone must be received by 11:59 p.m. Eastern time on the day before the Annual Meeting.

Vote by Mail. You can vote by marking, dating and signing your name exactly as it appears on the proxy card you received, and returning it in the postage-paid envelope provided or by sending your proxy card to ClearTrust, LLC at 16540 Pointe Village Drive, Suite 205, Lutz, FL 33558. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

If your shares are held in the name of a bank, broker or other nominee, you should have received this proxy statement and voting instructions, which include the following, from your bank, broker or other nominee:

Vote by Internet. You can vote via the internet by following the instructions on the Voting Instruction Form provided to you. Once there, follow the online instructions. Internet voting is available 24 hours a day.

Vote by Telephone. You can vote by telephone by calling the number provided on your Voting Instruction Form. Telephone voting is available 24 hours a day.

Vote by Mail. You can vote by marking, dating and signing your name exactly as it appears on the Voting Instruction Form, and returning it in the postage-paid envelope provided. Please promptly mail your Voting Instruction Form to ensure that it is received prior to the closing of the polls at the Annual Meeting.

If you vote by any of the methods discussed above, you will be designating Punit Dhillon, our Chairman of the Board and/or Jim Heppell, our Director, as your proxies. They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy. Submitting a proxy will not affect your right to attend the Annual Meeting and vote in person.

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Q: How can I change or revoke my vote?

A: Subject to any rules your bank, broker or other nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Annual Meeting.

Stockholders of record. If you are a stockholder of record, you may change your vote by (1) filing with our Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy relating to the same shares, or (2) attending the virtual Annual Meeting and voting in person electronically (although attendance at the Annual Meeting will not, by itself, revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by our Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Secretary at the Annual Meeting or should be sent so as to be delivered, prior to the date of the Annual Meeting, to our principal executive office, 5910 Pacific Center Blvd, Suite 320, San Diego, CA 92121, Attention: Secretary.

Beneficial owners. If you are a beneficial owner of shares, you may change your vote (1) by submitting new voting instructions to your bank, broker or other nominee, or (2) if you have obtained, from the bank, broker or other nominee who holds your shares, a legal proxy giving you the right to vote the shares, by attending the virtual Annual Meeting and voting in person electronically. Your bank, broker or other nominee can provide you with instructions on how to change your vote.

In addition, a stockholder of record or a beneficial owner who has voted via the internet or by telephone may also change his, her or its vote by making a subsequent and timely internet or telephone vote prior to the date of the Annual Meeting.

Q: How do I obtain an Annual Report on Form 10-K?

A: The Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as well as this proxy statement, are available and can be accessed at https://www.sec.gov/Archives/edgar/data/1516551/000164033420000582/0001640334-20-000582-index.htm, or by emailing ir@emeraldbio.com. In addition, the Securities and Exchange Commission (the “SEC”) maintains a website at www.sec.gov that contains reports, proxy statements and other filed documents and information regarding public reporting companies such as the Company, and a copy of our annual report can be found on that website.

Q: Where can I find the voting results of the Annual Meeting?

A: We will announce the preliminary voting results at the Annual Meeting. We will also report the final results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “Commission” or “SEC”) within four business days after the date of the Annual Meeting.

Q: Who is paying the costs of soliciting these proxies?

A: We will pay all of the costs of soliciting these proxies. Our directors, officers and other employees may solicit proxies in person or by telephone, fax or email. We will pay our directors, officers and other employees no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. Our costs for forwarding proxy materials will not be significant.

Q: What should I do if I receive more than one set of proxy materials?

A: If you receive more than one set of proxy materials, it is because your shares are registered in more than one name or brokerage account. Please follow the voting instructions on each proxy card or Voting Instruction Form you receive to ensure that all of your shares are voted.

Q: Who can attend the Annual Meeting?

A: Only stockholders of record as of the record date for the Annual Meeting, holders of valid proxies from stockholders of record as of the record date for the Annual Meeting and our invited guests will be admitted to the Annual Meeting. The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The Annual Meeting will only be conducted via live webcast. To attend the virtual meeting, you must pre-register by January 27 at 12 PM EST by visiting cleartrustonline.com/embi and clicking “Register to Attend Meeting.” If a bank, broker or other nominee holds your shares and you plan to attend the Annual Meeting, you will need to preregister in the same manner. Once your request is received, ClearTrust will ask you for a copy of a valid proxy, which you must obtain from the record holder of your shares, in order to complete registration. If you have any questions, please contact ClearTrust at 813-235-4490.

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PROPOSAL 1:
ELECTION OF DIRECTORS

Our bylaws currently specify that the number of directors shall be at least one and no more than 12 persons. Our Board of Directors currently consists of three persons and all of them have been nominated to stand for re-election. You are requested to vote for three nominees for director, who will be elected for a new one-year term and will serve until their successors are elected and qualified. The nominees are Punit Dhillon, James L. Heppell and Margaret Dalesandro.

If no contrary indication is made, proxies in the accompanying form are to be voted for each of Punit Dhillon, James L. Heppell and Margaret Dalesandro, or in the event that any of them is not a candidate or is unable to serve as a director at the time of election (which is not currently expected), for any nominee who is designated by our Board of Directors to fill the vacancy. Each of Punit Dhillon, James L. Heppell and Margaret Dalesandro is currently a member of our Board of Directors.

All of our directors bring to the Board of Directors significant leadership experience derived from their professional experience and service as executives or board members of other corporations. Certain individual qualifications and skills of our directors that contribute to the Board of Directors’ effectiveness as a whole are described in the following paragraphs.

NOMINEES FOR ELECTION TO

THE BOARD OF DIRECTORS

For a One-Year Term Expiring at the

2021 Annual Meeting of Stockholders

Name	Age	Present Position with Emerald Bioscience, Inc..
Punit Dhillon	40	Chief Executive Officer and Chairman of the Board
James L. Heppell	65	Director
Margaret Dalesandro	75	Director

Punit Dhillon, Chairman of the Board and Director— Mr. Dhillon was appointed as a member of our Board in connection with the consummation of the investment in the Company by Emerald Health Sciences in 2018. On December 17, 2019, Mr. Dhillon was appointed as Chairman of our Board. Mr. Dhillon is currently a board member of Emerald Health Pharmaceuticals Inc., Emerald Health Therapeutics, Inc. (EMH), a TSX Venture Exchange listed company, and Arch Therapeutics Inc (OTCQB: ARTH). Mr. Dhillon is a Co-founder of Oncosec Medical Incorporated (NASDAQ: ONCS) and was formerly a Director through February 2020 and the CEO through March 2018. Prior to OncoSec, Mr. Dhillon was the Vice President of Finance and Operations at Inovio Pharmaceuticals, Inc. (NASDAQ: INO) from September 2003 until March 2011. Mr. Dhillon has also previously been a consultant and board member for several TSX Venture Exchange listed early stage life science companies, which matured through advances in their development pipelines and subsequent M&A transactions. Prior to joining Inovio, Mr. Dhillon worked for a corporate finance law firm as a law clerk and worked with MDS Capital Corp. (now Lumira Capital Corp.). Mr. Dhillon is an active member in his community and places great value on helping future leaders overcome challenges through mentorship and education and is a co-founder and board member of YELL Canada, a not-for-profit and charity organization based in Canada. Mr. Dhillon has a Bachelor of Arts with honors in Political Science and a minor in Business Administration from Simon Fraser University. Mr. Dhillon’s experience in the biotechnology and pharmaceutical industry, and his experience with publicly traded companies were the primary qualifications that the Board considered in appointing him as a director of the Company.

James L. Heppell, Director — Mr. Heppell was the founder, CEO and director of BC Advantage Life Sciences I Fund, which won the Canadian Venture Capital Deal of the Year Award in 2006 for having the highest realized return (23.4x its investment in Aspreva Pharmaceuticals) of any venture capital fund in Canada. Mr. Heppell has a Bachelor of Science degree in Microbiology and a law degree from the University of British Columbia. After being called to the Bar, he worked for six years with Fasken Martineau DuMoulin, during which time he was seconded to the BC Securities Commission for six months. Mr. Heppell then became President and Chief Executive Officer of Catalyst Corporate Finance Lawyers, a boutique corporate finance law firm that focused on assisting life science and technology companies. He is a past member of the Securities Policy Advisory Committee to the BCSC and is a Past-Chairman of the Securities Section of the Canadian Bar Association (B.C. Branch). Mr. Heppell is currently a director of a number of public and private life science companies, including Emerald Health Sciences. The Board considered Mr. Heppell’s significant experience with life science and technology companies in making the decision to appoint him as a director of the Company.

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Margaret Dalesandro, Director — Dr. Margaret Dalesandro currently serves on the board of OncoSec Medical Incorporated, a company listed on NASDAQ and a late-stage biotechnology company focused on designing, developing and commercializing innovative therapies and proprietary medical approaches to stimulate and to guide an anti-tumor immune response for the treatment of cancer. In addition, Dr. Dalesandro is currently a pharmaceutical development consultant with Brecon Pharma Consulting LLC. Dr. Dalesandro has over twenty-five years of experience leading strategic product development in the pharmaceutical, biotechnology and diagnostics industries. She has previously served as a Business Director of Integrative Pharmacology at Corning, Incorporated, as a Vice President of Project, Portfolio and Alliance Management at ImClone Systems Inc., as an Executive Director of Project and Portfolio Management at GlaxoSmithKline, and as a Senior Consultant at Cambridge Pharma Consultancy over the course of her career. Dr. Dalesandro earned her Ph.D. in Biochemistry from Bryn Mawr College and completed a NIH Post-Doctoral Fellowship in Molecular Immunology at the Wake Forest University School of Medicine. The Board considered Dr. Dalesandro’s significant experience with life science and technology companies in making the decision to appoint her as a director of the Company

Family Relationships

There are no family relationships between or among the directors, the director nominees or executive officers.

Term of Office of Directors

Our directors are elected at each annual meeting of stockholders and serve until the next annual meeting of stockholders or until their successor has been duly elected and qualified, or until their earlier death, resignation or removal.

Directors and Officers Involvement in Certain Legal Proceedings

During the past ten years, our directors and executive officers have not been involved in any of the legal proceedings set forth in Item 401(f) of Regulation S-K promulgated by the SEC.

Board and Committee Meetings

During 2019, our Board met four times (including telephonic meetings) and took action by written consent 16 times. Each director attended at least 75% of the meetings held by the Board and by each committee on which he served while he was a director, either in person or by teleconference, during the year.

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of our Board at each annual meeting of stockholders, we encourage all of our directors to attend.

Audit Committee and Financial Expert

On February 23, 2015, our Board established an audit committee that operates under a written charter that has been approved by our Board. The members of our audit committee are Ms. Dalesandro and Mr. Heppell. Mr. Heppell serves as chairman of the audit committee and our Board has determined that he is an “audit committee financial expert” as defined by applicable SEC rules. The Board has determined that Ms. Dalesandro and Mr. Heppell are independent directors as that term is defined in Rule 5605(a)(2) of the Nasdaq Listing Rules, and we have determined that both Ms. Dalesandro and Mr. Heppell as audit committee members meet the more stringent requirements under Rule 5605(c)(2) of the Nasdaq Listing Rules. Our audit committee met four times (including telephonic meetings) and took action by written consent one time in 2019.

Our audit committee is responsible for: (1) selection and oversight of our independent accountant; (2) establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters; (3) establishing procedures for the confidential, anonymous submission by our employees of concerns regarding accounting and auditing matters; (4) engaging outside advisors; and, (5) approving fees for the independent auditor and any outside advisors engaged by the audit committee. The Audit Committee Charter is filed as Exhibit 99.1 to our Report on Form 8-K filed on February 27, 2015.

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Compensation Committee

On May 31, 2015, our Board established a compensation and compliance committee which operated under a written charter that was approved by the Board. In 2018, the Board dissolved the former compensation and compliance committee and established a new compensation committee which operates under a written charter approved by the Board. The members of our compensation committee are Ms. Dalesandro and Mr. Heppell. Mr. Heppell serves as chairman of the compensation committee. Our compensation committee did not meet during 2019 (including telephonic meetings) and took action by written consent one time.

Our compensation committee is responsible for the oversight of, and the annual and ongoing review of, the Chief Executive Officer, the compensation of the senior management team, and the bonus programs in place for employees, which includes: (1) reviewing the performance of the Chief Executive Officer and such other senior officers as the Board may request, and determining the bonus entitlement for such officer or officers on an annual basis and recommending the same to the Board for approval; (2) determining the proposed annual compensation of our executive officers for each fiscal year and recommending the same to the Board for approval; (3) reviewing and discussing the bonus plan proposed for our senior management team with the Chief Executive Officer; (4) reviewing and discussing the terms and conditions of proposed grants of stock options to directors, employees, consultants and advisors with the Chief Executive Officer; (5) reviewing and recommending to the Board the compensation of the Board and committee members; (6) reviewing and discussing with the Chief Executive Officer the standard forms of employment and consulting contracts used by us; (7) reviewing and discussing with the Chief Executive Officer the general benefit plans in place for employees; (8) engaging and setting the compensation for independent counsel and other advisors and consultants; and (9) reviewing and assessing the adequacy of its Charter and submitting any recommended changes to our Board for its consideration and approval.

Nomination and Corporate Governance Committee

In 2018, our Board established a nominating and corporate governance committee that operates under a written charter approved by the Board. The members of our nominating and corporate governance committee are Ms. Dalesandro and Mr. Heppell. Ms. Dalesandro serves as chairman of the nominating and corporate governance committee. Our nominating and corporate governance committee did not meet or take action by written consent in 2019.

Our nominating and corporate governance committee is responsible for assisting the Board in (1) identifying qualified individuals to become Board members, consistent with criteria approved by the Board, (2) determining the composition of the Board and its committees, (3) selecting the director nominees for the next annual meeting of shareholders, (4) monitoring a process to assess Board, committee and management effectiveness, (5) aiding and monitoring management succession planning and (6) developing, recommending to the Board, implementing and monitoring policies and processes related to our corporate governance guidelines.

Finance and Business Development Committee

In 2018, our Board established a finance and business development committee which operates under a written charter approved by the Board. The members of our finance and business development committee are Mr. Punit Dhillon and Mr. Heppell. Mr. Dhillon serves as chairman of the finance and business development committee. Our finance and business development committee did not meet and took action by written consent three times in 2019.

Our finance and business development committee is responsible for assisting the Board in (1) matters affecting our balance sheet, including capital structure strategies, debt and equity financings and working capital (2) analysis and assessment of financial and strategic aspects of major acquisitions and divestitures, collaborations and joint ventures, (3) formulating and recommending for approval to the Board our financial policies, including management of the financial affairs of the Company, (4) developing and maintaining relationships with investment banks, financial institutions and other investors and monitor developments in the capital markets and financing trends, and (5) evaluating and making recommendations to the Board concerning business development opportunities.

Nominations to the Board of Directors

We do not have any defined policy or procedural requirements for shareholders to submit recommendations or nominations for directors. Our Board believes that, given the stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. We do not currently have any specific or minimum criteria for the election of nominees to the Board. The Board, with the help of its nomination and corporate governance committee, will assess all candidates, whether submitted by management or shareholders, and make recommendations for election or appointment.

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Stockholder Communications

We do not have a formal policy regarding stockholder communications with our Board. A shareholder who wishes to communicate with our Board may do so by directing a written request addressed to our Chief Executive Officer, at the address appearing on the first page of this filing.

Code of Ethics

On October 31, 2014, we adopted a formal code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as well as our other officers, directors and employees. A copy of our code of ethics is available on our website at www.emeraldbio.life. We intend to disclose any future amendments to provisions of our code of ethics, or waivers of provisions required to be disclosed under the rules of the SEC, on a current report on Form 8-K or at the same location on our website identified in the preceding sentence. Any amendment or waiver disclosed on our website will remain available on our website for at least 12 months after the initial disclosure.

Vote Required; Recommendation of the Board of Directors

If a quorum is present and voting at the Annual Meeting, the three nominees receiving the highest number of votes will be elected to our Board of Directors. Votes withheld from any nominee, abstentions and broker non-votes will be counted only for purposes of determining a quorum. Broker non-votes will have no effect on this proposal as brokers or other nominees are not entitled to vote on such proposal in the absence of voting instructions from the beneficial owner.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF PUNIT DHILLON, JAMES L. HEPPELL AND MARGARET DALESANDRO. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE ON YOUR PROXY CARD.

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PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors has selected Mayer Hoffman McCann P.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2020 and has further directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the Annual Meeting. Mayer Hoffman McCann P.C. has audited the Company’s financial statements (together with its consolidated subsidiaries) since 2014.

Stockholder ratification of the selection of Mayer Hoffman McCann P.C. as the Company’s independent registered public accountants is not required by Nevada law, the Company’s amended and restated articles of incorporation, or the Company’s amended and restated bylaws. However, the Board is submitting the selection of Mayer Hoffman McCann P.C. to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent registered public accountants at any time during the year if the Board determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Mayer Hoffman McCann P.C. Abstentions will be counted toward the tabulation of votes cast on Proposal 2 and will have the same effect as negative votes. Broker non-votes will be counted towards a quorum, but will not be counted for any purpose in determining whether Proposal 2 has been approved.

Independent Registered Public Accountants’ Fees

The aggregate fees billed in each of the fiscal years ended December 31, 2019 and 2018, for professional services rendered by Mayer Hoffman McCann P.C. for the audit of our annual consolidated financial statements included in our Annual Report on Form 10-K and quarterly reviews of the unaudited interim condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $328,514 and $260,550, respectively. There have been no audit related fees, tax fees or any other fees charged by or paid to Mayer Hoffman McCann P.C.

Substantially all Mayer Hoffman McCann P.C.’s personnel, who work under the control of shareholders of Mayer Hoffman McCann P.C., are employees of wholly-owned subsidiaries of CBIZ, Inc., which provides personnel and various services to Mayer Hoffman McCann P.C. in an alternative practice structure.

Vote Required; Recommendation of the Board of Directors

The affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the meeting will be required to ratify the selection of Mayer Hoffman McCann P.C. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. The approval of Proposal 2 is a routine proposal on which a broker or other nominee has discretionary authority to vote. Accordingly, no broker non-votes will likely result from this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO RATIFY THE SELECTION OF MAYER HOFFMAN MCCANN P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020. PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARDS.

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PROPOSAL 3

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF

AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK

General Information

As of the date hereof, pursuant to our Articles of Incorporation, we are authorized to issue up to five hundred million (500,000,000) shares of Common Stock and up to twenty million (20,000,000) shares of Preferred Stock. Pursuant to our Amended and Restated Articles of Incorporation, we propose to increase our authorized shares of Common Stock from five hundred million (500,000,000) to five billion (5,000,000,000) shares of Common Stock and our authorized shares of Preferred Stock from twenty million (20,000,000) to fifty million (50,000,000) shares of Preferred Stock (the “Authorized Stock Amendment”). A copy of the form of the Company’s Amended and Restated Articles of Incorporation is attached hereto as Annex A. The Amendment will not result in any changes to the issued and outstanding shares of Common Stock or Preferred Stock of the Company and will only affect the number of shares that may be issued by the Company in the future.

Reasons for the Amendment

The primary purpose of the Authorized Stock Amendment is to make available for future issuance by us additional shares of Common Stock and to have a sufficient number of authorized and unissued shares of Common Stock to maintain flexibility in our corporate strategy and planning. We believe that it is in the best interests of our Company and our Stockholders to have additional authorized but unissued shares available for issuance to meet business needs as they arise. The Board believes that the availability of additional shares will provide our Company with the flexibility to issue Common Stock and Preferred Stock for possible future financings, stock dividends or distributions, acquisitions, stock option plans, and other proper corporate purposes that may be identified in the future by the Board, without the possible expense and delay of holding a special Stockholders’ meeting. The issuance of additional shares of Common Stock and Preferred Stock may have a dilutive effect on earnings per share and, for Stockholders who do not purchase additional shares to maintain their pro rata interest in our Company, on such Stockholders’ percentage voting power.

The authorized shares of Common Stock and Preferred Stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board may deem advisable, without further action by our Stockholders, except as may be required by applicable law or by the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. Upon issuance, such shares of Common Stock will have the same rights as the outstanding shares of Common Stock, and the Board may provide for specific rights to different series of Preferred Stock in a Certificate of Designation. Holders of Common Stock have no preemptive rights. The availability of additional shares of Common Stock and Preferred Stock is particularly important in the event that the Board determines to undertake any actions on an expedited basis and thus to avoid the time, expense and delay of seeking Stockholder approval in connection with any potential issuance of Common Stock or Preferred Stock, of which we have none contemplated at this time other than as discussed herein.

Other than as described herein, we have no arrangements, agreements, understandings, or plans at the current time for the issuance or use of the additional shares of Common Stock proposed to be authorized pursuant to the Authorized Common Stock Amendment. The Board does not intend to issue any Common Stock except on terms which the Board deems to be in the best interests of our Company and its then existing Stockholders.

Principal Effects on Outstanding Common Stock and Preferred Stock

The increase in the authorized Common Stock will affect the rights of existing holders of Common Stock to the extent that future issuances of Common Stock will reduce each existing Stockholder’s proportionate ownership and may dilute earnings per share of the Common Stock outstanding at the time of any such issuance. The increase in the authorized Preferred Stock may also affect the rights of existing holders of Common Stock to the extent that future issuances of Preferred Stock could be converted into shares of Common Stock, which will reduce each existing Stockholder’s proportionate ownership and may dilute earnings per share of the Common Stock outstanding at the time of any such issuance and conversion. The Authorized Stock Amendment will be effective upon the filing of the Amended and Restated Articles of Incorporation with the Secretary of State of Nevada.

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Potential Anti-Takeover Aspects and Possible Disadvantages of Stockholder Approval of the Increase

The increase in the authorized number of shares of Common Stock could have possible anti-takeover effects. These authorized but unissued shares could, within the limits imposed by applicable law, be issued in one or more transactions that could make a change of control of the Company more difficult, and therefore more unlikely. The additional authorized shares could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the Board in a potential takeover situation, including by preventing or delaying a proposed business combination that may be opposed by the Board although perceived to be desirable by some Stockholders. The Board does not have any current knowledge of any effort by any third party to accumulate our securities or obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

While the Authorized Stock Amendment may have anti-takeover ramifications, our Board believes that the financial flexibility offered by the Authorized Stock Amendment outweighs any potential disadvantages. To the extent that the Authorized Common Stock Amendment may have anti-takeover effects, the Authorized Stock Amendment may encourage persons seeking to acquire our Company to negotiate directly with the Board, enabling the Board to consider the proposed transaction in a manner that best serves our Stockholders’ interests.

Other than as set forth above, there are currently no plans, arrangements, commitments or understandings for the issuance of additional shares of Common Stock or Preferred Stock.

Amendment

The first paragraph of Article IV of the Company’s Amended and Restated Articles of Incorporation will read as follows:

“The Corporation shall have the authority to issue an aggregate of five billion fifty million (5,050,000,000) shares of capital stock, par value $0.001 per share, consisting of (a) five billion (5,000,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”), and (c) fifty million (50,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).”

A copy of the Company’s Amended and Restated Articles of Incorporation is attached hereto as Annex A.

No Dissenter’s Rights

Under the Nevada Revised Statues ("NRS"), the dissenting Stockholders are not entitled to appraisal rights with respect to the Authorized Common Stock Amendment, and we will not independently provide the Stockholders with any such right

Vote Required; Recommendation of the Board of Directors

The affirmative vote of a majority of the shares of outstanding Common Stock entitled to vote is required to approve the Authorized Stock Amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 3 TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK.

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PROPOSAL 4

ADOPTION OF THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION AND

AMENDED AND RESTATED BYLAWS

General Information

Our Board of Directors has determined that the existing Articles of Incorporation of the Company and the Bylaws of the Company are inadequate for our current and anticipated future needs. Therefore, the Board of Directors resolved that it would be in the best interests of the Company and its stockholders to amend and restate the Articles of Incorporation of the Company in the form of the Amended and Restated Articles of Incorporation attached hereto as Annex A (the “Articles”) and the Bylaws of the Company in the form of the Amended and Restated Bylaws attached hereto as Annex B (the “Bylaws”). The key amendments implemented by each of the Articles and the Bylaws are described in more detail below.

Articles

There are several key substantive differences between the existing Articles of Incorporation of the Company and the Articles, including, but not limited to, the following:

(i) Increase the Number of Authorized Shares of Common Stock and Preferred Stock

As discussed under Proposal 3, the Company is authorized to issue two classes of capital stock to be designated, respectively, “Common Stock” and “Preferred Stock”. The total number of shares of capital stock that the Company is authorized to issue is 5,050,000,000 shares, 5,000,000,000 shares of which shall be Common Stock, par value $.001 per share, and 50,000,000 shares of which shall be Preferred Stock, par value $.001 per share. Previously, the Company was authorized to issue 500,000,000 shares of Common Stock and 20,000,000 shares of Preferred Stock. Please see the discussion under Proposal 3 regarding the purpose of the increase in the total number of authorized but unissued shares of Common Stock and Preferred Stock. The Company has no arrangements, agreements, understandings, or plans at the current time for the issuance or use of the additional shares of Common Stock or Preferred Stock proposed to be authorized.

(ii) Authorize our Board of Directors to Establish One or More Series of Preferred Stock and the right of Holders to Appoint a Director

The Articles provide that Preferred Stock may be issued from time to time in one or more series and authorizes our Board of Directors to fix or alter the rights, preferences, privileges and restrictions granted to or imposed on each series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them. In addition, for the duration of any period during which the holders of any series of Preferred Stock have the right to elect any of the directors: (i) the then otherwise total number of Directors shall be automatically increased by such specified number of directors, and the holders of such series of Preferred Stock shall be entitled to elect the directors so fixed or provided for pursuant to the terms of such series, (ii) each director so elected by such holders shall serve until such Director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to such provisions, whichever occurs earlier, subject to his or her earlier death, disability, resignation, retirement, disqualification or removal, and (iii) removal of any such director shall require only the vote of the holders representing not less than two-thirds of the voting power of the outstanding shares of such series of Preferred Stock.

These provisions give the Board of Directors flexibility, without further stockholder action, to issue Preferred Stock on such terms and conditions as the Board of Directors deems to be in the best interests of the Company and its stockholders and provide the holders of Preferred Stock with a right to be represented by a special Director. These provisions also provide the Company with increased financial flexibility through the ability to meet future capital requirements by providing another type of security in addition to the Company’s Common Stock. It will allow Preferred Stock to be available for issuance from time to time and with such features as determined by the Board of Directors for any proper corporate purpose. It is anticipated that such purposes may include, without limitation, the issuance of Preferred Stock in exchange for cash as a means of obtaining capital for use by the Company or as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets.

The issuance of shares of Preferred Stock having rights superior to those of the Common Stock may result in a decrease in the value or market price of the Common Stock. Holders of Preferred Stock may have the right to elect a specially designated Director, receive dividends, certain preferences in liquidation and conversion rights. The issuance of Preferred Stock could adversely affect the voting and other rights of the holders of Common Stock.

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The Company may issue shares of Common Stock as a dividend in respect of shares of Preferred Stock or any particular series of Preferred Stock without the approval of the holders of the Common Stock. Any such issuance could be dilutive to the value or market price of the Common Stock.

There currently are no plans, arrangements, commitments or understandings for the issuance of shares of Preferred Stock that are authorized by the Articles. As of the date hereof, no shares of Preferred Stock are outstanding.

(iii) Authorize our Board of Directors to Amend, Repeal or Alter the Bylaws without Stockholders’ Consent

The Articles expressly authorize the Board to make, repeal, alter, amend and rescind, in whole or in part, the Bylaws without the assent or vote of the stockholders in any manner not inconsistent with the NRS or the Articles. Currently, the Board may amend the Bylaws or adopt additional Bylaws, but shall not alter or repeal any Bylaws adopted by the shareholders of the Company.

The Board of Directors believes that this amendment conforms to general standards in the corporate governance and would provide the Board with the flexibility to amend and streamline changes in the corporate governance structure.

 (vi) Opt Out of Nevada Revised Statute Provisions Relating to “Control Share Acquisition” and Combinations with Interested Stockholders”

The Articles contain provisions stating that the Company will not be subject to Sections 78.411 to 78.444 of the NRS, which sets forth restrictions regarding combinations with interested stockholders, or Sections 78.378 to 78.3793 of the NRS, which sets forth restrictions regarding the voting rights of persons attempting to acquire control of a corporation.

Control Share Acquisition Statute

The “Control Share Acquisition Statute” provisions of Sections 78.411 to 78.444 of the NRS limit the rights of persons acquiring a controlling interest in a Nevada corporation, with 200 or more stockholders of record, at least 100 of whom have Nevada addresses appearing on the stock ledger of the corporation, and that does business in Nevada directly or through an affiliated corporation. Pursuant to these provisions, an acquiring person who acquires a controlling interest, which is as little as one-fifth of the outstanding voting shares, may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special or annual meeting of the stockholders. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares. Additionally, if the disinterested stockholders do not allow full voting rights to the acquired shares or the notice is not sent to the stockholders pursuant to the statue, then the acquiring person may cause the corporation to redeem the acquired stock.

The effect of the Control Share Acquisition Statute is, generally, to require a hostile bidder to put its offer to a stockholder vote or risk voting disenfranchisement. These provisions do not apply if the corporation opts-out of such provision in the articles of incorporation or bylaws of the corporation in effect on the tenth day following the acquisition of a controlling interest by an acquiring person.

Due to the stringent voting requirements of the Control Share Acquisition Statute, if the Company sells one-fifth or more of its outstanding voting power, the Company is required to receive stockholder approval from the disinterested stockholders and to provide payment of the fair market value of the disinterested stockholders. Additionally, if the offeror’s statement is not delivered in the manner prescribed or if such acquiring person is not granted full voting rights by the stockholders, the issuing corporation will be required to call for redemption of such shares of the aforementioned acquiring person. The Board of Directors has determined that requiring a special meeting, payment of the fair market value of the disinterested stockholders and possible redemption would place unnecessary burdens on the Company in connection with the completion of equity financing in which the Company would sell one-fifth or more of its outstanding voting shares. Therefore, the Board of Directors believes it is in the best interest of the Company to avoid the time and expense associated with calling a special meeting of stockholders or redemption of such acquiring person’s shares.

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We do not currently meet the threshold required for application of the Control Share Acquisition Statute by virtue of having (i) less than 200 stockholders of record and (ii) less than 100 stockholders who have Nevada addresses appearing on the stock ledger of the Company. The approval of this provision will therefore have no effect on our current stockholders based upon our current plans, proposals, and arrangements to issue securities. Further, we have no present intention, plan, proposal, or arrangement to issue securities that would in the future subject us to the Control Share Acquisition Statute. The adoption of the amendment to make the Control Share Acquisition Statute not applicable to the Company will make it easier for us to sell one-fifth or more of the Company’s common stock without obtaining stockholder approval. Stockholders should note that as a result of the amendment, the Board of Directors will be able to enter into certain transactions as described above that may otherwise require stockholder approval in order for full voting rights to be conferred to an acquirer under Nevada corporate law.

Combination with Interested Stockholders Statute

The “business combination with interested stockholders” provisions of Sections 78.411 to 78.444 of the NRS, generally prohibit a Nevada corporation with at least 200 stockholders of record from engaging in various “combination” transactions with any interested stockholder for a period of two years after the date of the transaction in which the person became an interested stockholder, unless the transaction is approved by our board of directors prior to the date the interested stockholder obtained such status or the combination is approved by our board of directors and thereafter is approved at a meeting of the stockholders by the affirmative vote of stockholders representing at least 60% of the outstanding voting power held by disinterested stockholders, and extends beyond the expiration of the two-year period, unless:

•

the combination was approved by our board of directors prior to the person becoming an interested stockholder or the transaction by which the person first became an interested stockholder was approved by our board of directors before the person became an interested stockholder or the combination is later approved by a majority of the voting power held by disinterested stockholders, or

•

if the consideration to be paid by the interested stockholder is at least equal to the highest of: (a) the highest price per share paid by the interested stockholder within the two years immediately preceding the date of the announcement of the combination or in the transaction in which it became an interested stockholder, whichever is higher, (b) the market value per share of common stock on the date of announcement of the combination and the date the interested stockholder acquired the shares, whichever is higher, or (c) for holders of preferred stock, the highest liquidation value of the preferred stock, if it is higher

A “combination” is generally defined to include mergers or consolidations or any sale, lease exchange, mortgage, pledge, transfer, or other disposition, in one transaction or a series of transactions, with an “interested stockholder” having: (a) an aggregate market value equal to 5% or more of the aggregate market value of the assets of the corporation, (b) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation, (c) 10% or more of the earning power or net income of the corporation, and (d) certain other transactions with an interested stockholder or an affiliate or associate of an interested stockholder.

The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire our Company even though such a transaction may offer our stockholders the opportunity to sell their stock at a price above the prevailing market price. Again, stockholders should note that as a result of this provision in the Articles, the Board of Directors may be able to enter into certain transactions as described above without stockholder approval under Nevada corporate law and without meeting the additional requirements of the statute.

(v) Provide for the Indemnification of Directors and Officers

The Articles generally provide that the Company, to the fullest extent permitted by the laws of the State of Nevada, shall indemnify directors and officers of the Company in their respective capacities as such and in any and all other capacities in which any of them serves at the request of the Company. In addition to any other rights of indemnification permitted by the laws of the State of Nevada, the expenses of directors and officers incurred in defending a civil or criminal action, suit or proceeding, involving alleged acts or omissions of such director or officer in his or her capacity as a director or officer of the Company, must be paid, by the Company, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Company.

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The indemnification provisions in the Articles may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duty. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. In addition, stockholders’ investments may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

There is currently no pending material litigation or proceeding involving any of our directors or officers for which indemnification is sought.

The Board of Directors believes that the indemnification is necessary in order for the Company to be able to attract and retain qualified candidates to serve on the Board of Directors and as officers and therefore is in the best interests of the Company and its stockholders.

The Stockholders are urged to read the Articles in their entirety attached as Annex A hereto.

Possible Anti-Takeover Effects of the Proposals

The Articles will result in an increase in the number of authorized but unissued shares of our capital stock. Under certain circumstances this could have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such authorized but unissued shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and our stockholders. The increase in the number of authorized but unissued shares of our Common Stock and/or the increase of the number of authorized but unissued shares of our Preferred Stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging the initiation of any such unsolicited takeover attempt, the increase in the number of authorized but unissued shares of our Common Stock and/or the increase in the number of authorized but unissued shares of our Preferred Stock may limit the opportunity for the Company’s stockholders to dispose of their shares at a higher price than may be available in a takeover attempt or under a merger proposal. Furthermore, the increase in the number of authorized but unissued shares of our Common Stock and/or the increase in the number of authorized but unissued shares of our Preferred Stock may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position and place it in a better position to resist changes that stockholders may desire to make if they are dissatisfied with the conduct of the Company’s business. However, the Board of Directors did not approve the increase in the number of authorized but unissued shares of our Common Stock and Preferred Stock with the intent that such increase be used as a type of anti-takeover device.

The Articles provide that the Preferred Stock authorized by the Articles may be issued from time to time in one or more series and authorizes our Board of Directors to fix or alter the rights, preferences, privileges and restrictions granted to or imposed on each additional series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them. The issuance of Preferred Stock with either specified voting rights or rights providing for the approval of extraordinary corporate action could be used to create voting impediments or to frustrate persons seeking to effect a merger or to otherwise gain control of the Company by diluting their stock ownership. In addition, the ability of the Board of Directors to distribute shares of any class or series (within limits imposed by applicable law) as a dividend in respect of issued shares of Preferred Stock also could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company and effectively delay or prevent a change in control without further action by the stockholders.

While the aforementioned provisions of the Articles may be deemed to have possible anti-takeover effects, their approval and adoption was not prompted by any specific takeover threat currently perceived by management, and neither our management nor our Board of Directors views any provision of the Articles as an anti-takeover mechanism. Except for the potential effects of the aforementioned provisions, there are no anti-takeover provisions in the Articles, and the Board of Directors currently has no plan to adopt any proposal or to enter into any other arrangement that may have material anti-takeover consequences.

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Effective Date

The adoption of the Articles will become effective upon the filing of the Articles with the Nevada Secretary of State.

Bylaws

There are several key substantive differences between the existing Articles of Incorporation of the Company and the Articles, including, but not limited to, the following:

(i) Increase the Minimum Number of Directors

The Bylaws provide that the Board shall consist of at least two individuals and not more than nine individuals. The existing company bylaws provide that the Board shall consist of at least one individual and not more than twelve individuals.

We believe that that the minimum number of directors would ensure a more robust and balanced Board of Directors and ultimately benefit the Stockholders.

 (ii) Opt Out of Nevada Revised Statute Provisions Relating to “Control Share Acquisition” and Combinations with Interested Stockholders”

Similar to the Articles, the Bylaws contain provisions stating that the Company will not be subject to Sections 78.378 to 78.3793 of the NRS, which sets forth restrictions regarding the voting rights of persons attempting to acquire control of a corporation. Please refer to the discussion under “Articles” above.

(iii) Provide for the Indemnification of Directors and Officers

Similar to the Articles, the Bylaws generally provide that the Company, to the fullest extent permitted by the laws of the State of Nevada, shall indemnify directors and officers of the Company in their respective capacities as such and in any and all other capacities in which any of them serves at the request of the Company; provided that such indemnitee either is not liable pursuant to the NRS or acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any proceeding that is criminal in nature, had no reasonable cause to believe that her or his conduct was unlawful. Please refer to the discussion under “Articles” above.

The Stockholders are urged to read the Bylaws in their entirety attached as Annex B hereto.

Vote Required; Recommendation of the Board of Directors

The affirmative vote of a majority of the shares of outstanding Common Stock entitled to vote is required to approve and adopt the Articles and the Bylaws.

.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 3 TO ADOPT AMENDED AMD RESTATED CERTIFICATE OF INCORPORATION AND AMENDED AND RESTATED BYLAWS.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED

STOCKHOLDER MATTERS

The following table sets forth certain information as of December 10, 2020, with respect to the beneficial ownership of our Common Stock for (i) each of our directors and officers, (ii) all of our directors and officers as a group, and (iii) each person known to us to own beneficially five percent (5%) or more of the outstanding shares of our Common Stock. As of December 10, 2020, there were 250,074,415 shares of Common Stock outstanding.

To our knowledge, except as indicated in the footnotes to this table or pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of Common Stock indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percentage of Class Beneficially Owned 1)

Directors and Executive Officers

Punit Dhillon 5910 Pacific Center Blvd, Suite 320 San Diego, CA 92121	3,112,500	(2)	1.2%

James L. Heppell 5910 Pacific Center Blvd, Suite 320 San Diego, CA 92121	1,025,000	(3)	**

Dr. Margaret Dalesandro 5910 Pacific Center Blvd, Suite 320 San Diego, CA 92121	81,250	(4)	**

Richard Janney 5910 Pacific Center Blvd, Suite 320 San Diego, CA 92121	—		----%

All Officers and Directors as a Group	4,218,750		1.6%

5% Stockholders

Emerald Health Sciences Inc. Office 8262, The Landing 200 – 375 Water Street Vancouver, BC, Canada V6B 0M9	124,005,759	(5)	45.1%

Armistice Capital, LLC 510 Madison Avenue, 7th Floor New York, NY 10022	136,320,841	(6)	35.6%

Sabby Volatility Warrant Master Fund Ltd c/o Sabby Management LLC 10 Mountainview Road, Suite 205 Upper Saddle River, NJ 07458	33,369,879	(7)	12.0%

(1)

Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. A person is deemed to be the beneficial owner of our Common Stock if that person has or shares voting power or investment power with respect to those Common Stock or has the right to acquire beneficial ownership of our Common Stock at any time within 60 days of December 23, 2020.

(2)	Includes (i) 1,000,000 shares of Common Stock and (ii) 2,112,500 shares of Common Stock underlying options granted to Punit Dhillon which may be exercised within 60 days of December 23, 2020.

(3)	Includes (i) 500,000 shares of Common Stock and (ii) 525,000 shares of Common Stock underlying options granted to James L. Heppell which may be exercised within 60 days of December 23, 2020.

(4)	Includes 81,250 shares of Common Stock underlying options granted to Dr. Margaret Dalesandro which may be exercised within 60 days of December 23, 2020.

(5)

Includes (i) 111,387,251 shares of Common Stock, (ii) 7,500,000 shares of Common Stock issuable upon exercise of warrants within 60 days of December 23, 2020, and (iii) 5,118,508 shares of Common Stock issuable upon conversion of outstanding advances under the Multi Draw Credit Agreement dated October 5, 2018 between the Company and Emerald Health Sciences Inc., as amended, within 60 days of December 23, 2020.

(6)	Includes 121,133,334 shares issuable on exercise of warrants.

(7)

Includes 17,000,000 shares issuable upon exercise of warrants. Such warrants are subject to restrictions that prevent exercise to the extent that after the exercise the holder or its affiliates would beneficially own in excess of 4.99% of the Company’s outstanding stock. Sabby Management, LLC serves as the investment manager of Sabby Volatility Warrant Master Fund, Ltd. (“SVWMF”). Hal Mintz is the manager of Sabby Management, LLC and has voting and investment control of the securities held by SVWMF. Each of Sabby Management, LLC and Hal Mintz disclaims beneficial ownership over the securities beneficially owned by SVWMF except to the extent of their respective pecuniary interest therein.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation earned for services rendered to the Company for the fiscal years ended December 31, 2019 and 2018 of our named executive officers as determined in accordance with SEC rules.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Dr. Brian S. Murphy,	2019	390,000	-	-	-	-	-	-	390,000
CEO/CMO	2018	390,000	-	171,000	-	-	-	-	561,000

Elena Traistaru,	2019	-	-	-	-	-	-	-	-
CFO

Dr. Dennis Kim,	2019	119,812	-	-	164,985	-	-	-	284,797
CMO	2018	-	-	-	-	-	-	-	-

Elizabeth M. Berecz,	2019	-	-	-	-	-	-	-	-
Former CFO (3)	2018	246,795	-	133,000	-	-	-	19,277	399,072

Avtar Dhillon,	2019	-	-	-	-	-	-	117,890	117,890
Former Executive Chairman (4)	2018	-	-	-	225,000	-	-	67,885	292,885

Cosmas N. Lykos, Former	2019	-	-	-	-	-	-	-	-
Chairman (2)(5)	2018	-	-	171,000	-	-	-	220,000	391,000

Douglas Cesario, Former	2019	250,000	-	-	-	-	-	-	250,000
CFO (6)	2018	174,038	-	169,884	200,772	-	-	-	544,694

_________

(1)

Amounts reflect the full grant date fair value of restricted stock awards and stock options, computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual.

(2)

In June 2014, our subsidiary entered into an independent contractor agreement with K2C, Inc. (“K2C”), which is wholly owned by Mr. Lykos, pursuant to which the Company paid K2C a monthly fee for services performed by Mr. Lykos for the Company. The agreement expired on June 1, 2017 and was automatically renewed for one year pursuant to the terms of the agreement. The monthly fee under the agreement was $10,000 until April 1, 2017, at which time it increased to a monthly fee of $20,000. Under the agreement, Mr. Lykos was also eligible to participate in our health, death and disability insurance plans. In addition, beginning in 2015, Mr. Lykos was a participant in our change in control severance plan. Effective February 28, 2018, the Company terminated the independent contractor agreement.

(3)	Ms. Berecz separated from the Company, effective May 25, 2018, pursuant to a Separation Agreement and Release between the Company and Ms. Berecz.
(4)

Dr. Dhillon resigned as Chairman and member of the Board of Directors of the Company, effective December 17, 2019. For the year 2018, option awards granted to Dr. Dhillon represent compensation for services rendered as a member of our Board and other compensation includes $45,000 earned under the Independent Contractor Agreement (defined below) and $22,885 in fees earned for services rendered as a member of our Board. See “Director Compensation” below. For the year 2019, other compensation represents fees earned for services rendered as a member of our Board of Directors.

(5)	Mr. Lykos resigned from the Board, effective January 18, 2018, in connection with the consummation of the investment in the Company by Emerald Health Sciences.
(6)	Mr. Cesario separated from the Company, effective May 15, 2020, pursuant to a Separation and Release Agreement between the Company and Mr. Cesario.

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Employment and Severance Arrangements

Employment Agreements

In August 2019, we entered into a letter agreement with Dr. Dennis Kim, our Chief Medical Officer. The agreement provides for an annual base salary of $330,000 per year and an annual discretionary bonus target of up to 35% of annual salary. Pursuant to the agreement, Dr. Kim is entitled to receive the normal benefits available to other similarly situated executives and will be entitled to severance pay under circumstances. Dr. Kim’s employment with the Company is at-will. Except for termination of Dr. Kim’s employment for “Cause,” by death or by “Disability” (as such terms are defined in the agreement), Dr. Kim will be entitled to payment of an amount equal to six months of his then-current base salary for the first full year of continuous employment with the Company or twelve months after the first full year. Dr. Kim may take on advisory and consulting roles for up to 20% of his time so long as such roles do not conflict with the performance of his duties and responsibilities with the Company.

Pursuant to Dr. Kim’s agreement, Dr. Kim was granted a one-time sign-on award of options to purchase an aggregate of 736,541 shares of common stock of the Company pursuant to the Plan. Subject to continued employment with the Company, the stock options vest 25% 90 days after his employment commenced and the remaining 75% vests 1/33rd on each of the next 33 months thereafter. Dr. Kim resigned from his position as the Chief Medical Officer of the Company effective November 6, 2020 due to personal reasons.

The foregoing description of the employment agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the employment agreements attached hereto as an exhibit and incorporated by reference herein.

Severance Arrangements

In February 2015, we adopted a change in control severance plan, in which our named executive officers participate, that provides for the payment of severance benefits if the executive’s service is terminated within twelve months following a change in control, either due to a termination without cause or upon a resignation for good reason (as each term is defined in the plan).

In either such event, and provided the executive timely executes and does not revoke a general release of claims against the Company, he or she will be entitled to receive: (i) a lump sum cash payment equal to at least six months’ of the executive’s monthly compensation, plus an additional month for each full year of service over six years, (ii) Company-paid premiums for continued health insurance for a period equal to length of the cash severance period or, if earlier, when executive becomes covered under a subsequent employer’s healthcare plan, and (iii) full vesting of all then-outstanding unvested stock options and restricted stock awards.

In January 2018, we entered into a restricted stock agreement (the “Restricted Stock Agreements”) with each of Dr. Murphy, Elizabeth Berecz and Cosmas N. Lykos granting 900,000, 700,000 and 900,000 shares of restricted Common Stock, respectively. Each Restricted Stock Agreement provides that if the executive’s employment or service is terminated by us without cause, or is terminated by the grantee for good reason, then the executive shall be entitled to receive a cash severance payment equal to six months of their base compensation, payable in substantially equal installments during the six-month period following the termination date.

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In April 2020, the Company entered into a separation and release agreement with Douglas Cesario, our former Chief Financial Officer. Mr. Cesario’s separation was effective May 15, 2020. Pursuant to the agreement, Mr. Cesario agreed to certain ongoing cooperation obligations and to provide certain releases and waivers as contained in the agreement. As consideration under the agreement, the Company agreed to provide Mr. Cesario compensation and benefits as follows: (i) through May 15, 2020, an annualized base salary at the rate in effect for him as of the date of the agreement; (ii) a gross payment of $125,000 in consideration for the restrictive covenants contained in the agreement; and (iii) a continuation of health insurance benefits for a period of six months following May 15, 2020. In addition, 325,929 unvested stock options granted to Mr. Cesario were cancelled on May 15, 2020.

The foregoing descriptions of the separation agreements do not purport to be complete and are qualified in their entirety by reference to the full text of such separation agreements attached hereto as exhibits and incorporated by reference herein.

Deferred Compensation

Effective March 23, 2020, the Company approved a plan to defer up to 50% of the members of senior management’s compensation indefinitely. Certain members of senior management have accepted the plan and the aggregate deferred compensation, together with a retention bonus of 10% of the amount being deferred will be payable to senior management when decided by the Board. As of the date hereof, all recipients of deferred compensation have been repaid.

Outstanding Equity Awards at Calendar Year-End

As of December 31, 2019, our named executive officers held the following outstanding Company equity awards.

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares of Stock Not Vested (#)	Market Value of Shares Not Vested ($) (2)

Dr. Brian S. Murphy, (1)	10/31/2014	480,000	-	$0.42	10/31/2024
CEO/CMO (1)	11/21/2014	175,000	-	$0.42	11/21/2024
(7)	1/1/2018					450,000	58,725

Doug Cesario, Former CFO (3)(5)	5/25/2018	787,662	407,411	$0.245	5/25/2028
(4)	5/25/2018					643,501	83,977

Dr. Dennis Kim, Former CMO (8)	8/21/2019	217,614	518,927	$0.300	8/21/2029

Avtar Dhillon, Former Executive Chairman (6)	10/10/2018	1,000,000	-	$0.305	10/10/2028

___________

(1)

The options specified above vest as follows: 20% of total vests on each anniversary of the grant date over five years, subject to the grantee’s continued service. The options granted expire 10 years after the date of grant.

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(2)	The market value of shares that have not vested is calculated based on the per share closing price of our common stock on December 31, 2019.

(3)	The options specified above vest as follows: 25% of total vests on the grant date and 1/33 each month thereafter on the anniversary of the grant date.

(4)	The restricted stock vests in full on the two-year anniversary of the grant date, subject to the grantee’s continued service.

(5)

Mr. Cesario separated from the Company, effective May 15, 2020, pursuant to a Separation and Release Agreement between the Company and Mr. Cesario. On the date of separation, 325,929 unvested stock options were cancelled.

(6)	The options specified above vest in twelve equal monthly installments following the grant date.

(7)	The restricted stock vests 1/2 each year on the anniversary of the grant date and is subject to acceleration upon termination.

(8)	The options specified above vest as follows: 25% of the total vests 90 days after his employment commenced and the remaining 75% vests 1/33rd on each of the next 33 months thereafter.

Non-Equity Incentive Plan Awards

In May 2018, in connection with the appointment of Mr. Cesario, our former Chief Financial Officer, and pursuant to the terms of the Executive Employment Agreement between the Company and Mr. Cesario, we entered into a stock option award agreement with Mr. Cesario pursuant to which Mr. Cesario was granted non-qualified stock options to purchase an aggregate of 1,195,073 shares of the Company’s common stock at an exercise price of $0.245 per share on July 23, 2018. 25% of the options vested on the date of grant and the remaining 75% of the options vest 1/33 on each of the next 33 months thereafter. The options will fully vest upon a trigger event, including the sale of the Company or a merger that results in a change of control. In connection with Mr. Cesario’s separation from the Company, 325,929 unvested stock options were cancelled on May 15, 2020.

Exercises of Options

There were no exercises of stock options by our named executive officers during the year ended December 31, 2019.

Director Compensation

On October 10, 2018, the Company amended its policy for the compensation of its non-employee directors as follows:

•

Each non-employee director will receive a cash retainer of $40,000 on an annual basis, and the executive chair of the Board, if a non-employee director, will receive an additional $40,000 retainer annually.

•

Upon election to the Board, non-employee directors will receive a one-time award of 200,000 stock options which will vest in twelve equal monthly installments. In subsequent annual periods, each non-employee director will receive a grant of 100,000 common stock options which will vest in twelve equal monthly installments.

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Non-employee directors who serve as members of special committees of the Board will receive additional compensation as follows:

•	Audit Committee: $5,000 per year ($20,000 for the chair)

•	Compensation Committee: $2,500 per year ($10,000 for the chair)

•	Nominating and Corporate Governance Committee: $1,000 per year ($5,000 for the chair)

•	Finance and Business Development Special Committee: $40,000 per year for the chair (no compensation for other members)

Our directors received the following compensation for their service as directors of the Company during the fiscal year ended December 31, 2019.

DIRECTOR COMPENSATION (1)
Name	Fees Earned or Paid in Cash	Stock Awards $ (2)	Option Awards $ (2)	Non-Equity Incentive Plan Compensation $	Non-Qualified Deferred Compensation Earnings $	All Other Compensation $	Total $
Punit Dhillon	65,005	-	-	-	-	-	65,005
Jim Heppell	60,000	-	-	-	-	-	60,000
Avtar Dhillon	117,890	-	-	-	-	-	117,890

____________

(1)	Does not include compensation received for services provided as executive officers.

(2)

Each non-employee director is entitled to an annual grant of 100,000 common stock options that vest in twelve equal monthly installments. However, no option grants were approved by the Board for Directors in 2019. Amounts reflect the full grant date fair value of restricted stock awards and stock options, computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of restricted stock awards and options granted to our directors in Note 2 and 6 to our Consolidated Financial Statements included elsewhere in this prospectus.

Deferred Compensation

Effective March 30, 2020, the Directors of the Company entered into agreements to defer payment of 100% of their Board of Director and committee fees indefinitely. The accrued fees, plus a 10% bonus of such accrued fees will be payable to the members of the Board within 30 days of the Board of Directors determining that the Company has been sufficiently financed to make such payments.

Securities Authorized for Issuance under Equity Compensation Plans

The table below includes the following information as of December 31, 2019 for the Emerald Bioscience, Inc. 2014 Omnibus Incentive Plan. Shares available for issuance under the 2014 Omnibus Incentive Plan can be granted pursuant to stock options, stock appreciation rights, restricted stock, restricted stock unit awards, performance awards and other stock-based or cash-based awards, as selected by the plan administrator. For additional information about the 2014 Omnibus Incentive Plan, refer to Note 6 to our Consolidated Financial Statements included elsewhere in this prospectus.

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Equity Compensation Plan Information
Plan category	Number of shares of common stock to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of shares of common stock remaining available for future issuance under equity compensation plans (excluding shares of common stock reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,317,642	$0.33	13,128,381
Equity compensation plans not approved by security holders (1)	1,195,073	0.25	--
Total	4,512,715	$0.31	13,128,381

____________

(1)	Reflects 1,195,073 shares of common stock issuable upon exercise of stock options granted to Mr. Cesario with an exercise price equal to $0.245 pursuant to a Stock Option Agreement.

Changes in Control

Our management is not aware of any arrangements which may result in “changes in control” as that term is defined by the provisions of Item 403(c) of Regulation S-K.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Transactions with Related Persons

Except as specified below, there have been no other transactions with related persons in the last two fiscal years, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets as of December 31, 2019 and 2018, and in which any related person had or will have a direct or indirect material interest.

K2C

In June 2014, our subsidiary entered into an independent contractor agreement with K2C, which is wholly owned by Mr. Lykos, who served as the Chairman of our Board until January 16, 2018, pursuant to which the Company paid K2C a monthly fee for services performed by Mr. Lykos for the Company. The agreement expired on June 1, 2017 and was automatically renewed for one year pursuant to the terms of the agreement. The monthly fee under the agreement was $10,000 and increased to $20,000 effective April 1, 2017. In 2018, we paid K2C $220,000. Under the agreement, Mr. Lykos was also eligible to participate in our health, death and disability insurance plans. The independent contractor agreement with K2C was terminated as of February 28, 2018.

In January 19, 2018, we entered into a Restricted Stock Agreement with K2C granting 900,000 Restricted Stock to K2C.

In February 28, 2018, we entered into a separation and release agreement with K2C, which provided for a lump sum payment of $180,000 and the immediate vesting of 900,000 shares of restricted common stock granted pursuant to the Restricted Stock Agreement, 325,000 shares of restricted common stock granted on October 20, 2015, 125,000 options granted on November 21, 2014, in exchange for a release of claims and certain other agreements. In addition, K2C also holds 1,110,000 shares of fully vested common stock pursuant to the common stock purchase warrant agreement dated June 20, 2013.

Elizabeth Berecz

In April 2018, we entered into a Separation Agreement and Release with Elizabeth Berecz, our former Chief Financial Officer. Pursuant to the agreement, we agreed to provide Ms. Berecz compensation and benefits as follows: (i) through May 25, 2018, Ms. Berecz’s separation date, an annualized base salary at the rate in effect as of the date of the separation agreement; (ii) a lump sum gross payment of $145,833, in consideration for the restrictive covenants contained in the separation agreement; and (iii) reimbursement for payments made by Ms. Berecz for COBRA coverage for a period of six (6) months following her separation date. In addition, the terms of the separation agreement provided for the immediate vesting of 700,000 shares of restricted common stock granted pursuant to Ms. Berecz’s Restricted Stock Agreement, 350,000 shares of restricted common stock granted on October 20, 2015, and 250,000 options granted in October 2014 and November 2014.

Emerald Health Sciences

On December 28, 2017, we entered into a Secured Promissory Note and Security Agreement for a convertible loan (the “Convertible Promissory Note”) with Emerald Health Sciences. The Convertible Promissory Note provided for aggregate gross proceeds to the Company of up to $900,000 and was secured by all of the Company’s assets.

On January 19, 2018, $900,000 funded under the Convertible Promissory Note converted into 9,000,000 shares of our common stock and the Convertible Promissory Note was terminated. Simultaneously, we entered into a Securities Purchase Agreement (the “Emerald Health Sciences Financing”) in which we sold to Emerald Health Sciences 15,000,000 shares of common stock and a warrant to purchase 20,400,000 shares of common stock at an exercise price of $0.10 for aggregate gross proceeds of $1,500,000. The second closing under the Emerald Health Sciences Financing occurred on February 16, 2018, pursuant to which we issued and sold to Emerald Health Sciences 15,000,000 shares of our Common Stock, and a warrant to purchase 20,400,000 shares of Common Stock at an exercise price of $0.10 per share for a term of five years, for aggregate gross proceeds of $1,500,000.

On February 1, 2018, we entered into an Independent Contractor Agreement (the “Independent Contractor Agreement”) with Emerald Health Sciences, pursuant to which Emerald Health Sciences agreed to provide such services as are mutually agreed between the Company and Emerald Health Sciences, including reimbursements for reasonable expenses incurred in the performance of the Independent Contractor Agreement. These services may include, but are not limited to, corporate advisory services and technical expertise in the areas of business development, marketing, investor relations, information technology and product development. The Independent Contractor Agreement has an initial term of ten years and specifies compensation which is agreed upon between the Company’s chief executive officer and Emerald Health Sciences’ Chairman, CEO and President on a month-to-month basis. The fee due under this agreement is payable on a monthly basis; however, if the Company is unable to make payments due to insufficient funds, then interest on the outstanding balance will accrued at a rate of 12% per annum, calculated semi-annually. Under this agreement, the Company incurred expenses of $550,000 during the fiscal year ended December 31, 2018. As of December 19, 2019, all such expenses have been paid and the Independent Contractor Agreement was terminated effective December 31, 2019.

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On February 6, 2018, the Company entered into a Consulting Agreement with Dr. Avtar Dhillon, the Chairman, Chief Executive Officer and President of Emerald Health Sciences. The services under the Consulting Agreement included, corporate finance and strategic business advisory. The Consulting Agreement had an initial term of one year and was renewable automatically unless terminated by either party. The agreement specified an annual fee of $60,000 payable semi-monthly in installments and included reimbursement for reasonable expenses incurred in the performance of the services. The contractor was also entitled to a discretionary annual bonus, payable 120 days after each fiscal year end, to be determined by the Board upon its annual review. Under this agreement, we incurred expenses in the amount of $45,000 during the fiscal year ended December 31, 2018. This Consulting Agreement was canceled on October 5, 2018 in connection with the Company’s entry into the Credit Agreement with Emerald Health Sciences and Dr. Dhillon’s appointment as the Executive Chairman of the Company’s Board.

On October 5, 2018, the Company entered into the Credit Agreement with Emerald Health Sciences. The Credit Agreement provides for a credit facility to the Company of up to $20,000,000 and is unsecured. Advances under the Credit Agreement bear interest at an annual rate of 7% (payable quarterly in arrears) and mature on October 5, 2022. At Emerald Health Sciences’ election, advances and unpaid interest may be converted into Common Stock at a fixed conversion price of $0.30, subject to customary adjustments for stock splits, stock dividends, recapitalizations, etc. In connection with each advance under the Credit Agreement, the Company has agreed to issue Emerald Health Sciences warrants to purchase shares of common stock in an amount equal to 50% of the number of shares of common stock that each advance may be converted into. The warrants have an exercise price of $0.50 per share, a term of five years and will be immediately exercisable upon issuance. The exercise price is subject to adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events or upon any distributions of assets, including cash, stock or other property to the Company’s shareholders. On November 1, 2018, the Company effected an initial draw under the Credit Agreement in the amount of $2,000,000 and issued Emerald Health Sciences a warrant to purchase 2,500,000 shares of common stock at an exercise price of $0.50 per share, in accordance with the terms of the Credit Agreement. On February 1, 2019, the Company effected the second draw under the Credit Agreement in the amount of $2,000,000 and issued Emerald Health Sciences a warrant to purchase 2,500,000 shares of common stock at an exercise price of $0.50 per share, in accordance with the terms of the Credit Agreement. On March 29, 2019, the Company effected the third draw under the Credit Agreement in the amount of $2,000,000 and issued Emerald Health Sciences a warrant to purchase 2,500,000 shares of common stock at an exercise price of $0.50 per share, in accordance with the terms of the Credit Agreement. On December 20, 2019, the Company entered into a Warrant Exchange Agreement, pursuant to which Emerald Health Sciences has exercised 40.80 million of such warrants and paid the aggregate exercise price of approximately $4.08 million for the related warrant shares in the form of a reduction of the corresponding amount of obligations outstanding under the Credit Agreement. Upon consummation of the transaction under the Warrant Exchange Agreement, the total outstanding principal amount excluding discounts under the Credit Agreement was $2,014,500. We have the ability to continue borrowing under this Credit Agreement, however there is no guarantee of continued funding. A portion of the proceeds raised in this offering may be used to pay, in whole or in part, the principal and accrued interest on our Credit Agreement. See “Use of Proceeds.” The net proceeds of each advance shall be used for general corporate purposes and are subject to approval by the Company’s Board, which is controlled by the directors and principal executive officer of Emerald Health Sciences.

On December 19, 2019, the Company entered into an Independent Contractor Services Agreement with Dr. Avtar Dhillon, pursuant to which Dr. Dhillon will provide ongoing corporate finance and strategic business advisory services to the Company. In exchange for his services, Dr. Dhillon will receive a monthly fee of $10,000, with (i) $5,000 paid each month and (ii) $5,000 accruing from the effective date and payable upon Company’s completion of a material financing. The Board will review the monthly rate paid to Dr. Dhillon within 90 days of the end of each fiscal year. The Independent Contractor Services Agreement has an initial term of one year and will renew automatically thereafter unless terminated earlier by either party. The Independent Contractor Services Agreement may be terminated by either party for cause upon written notice to the other party if the other party defaults in the performance of the agreement in any material respect or materially breaches the terms of the agreement, or without cause upon 30 days’ prior written notice to the other party.

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On December 19, 2019, the Company entered into a Board Observer Agreement with Emerald Health Sciences. The Board Observer Agreement gives a right to Emerald Health Sciences to designate one observer to the Board of Directors of the Company for so long as Emerald Health Sciences maintains ownership of any securities in the Company. Under the Board Observer Agreement, the board observer will be permitted to attend all meetings (whether in person, telephonically or otherwise) of the Board in a non-voting, observer capacity. Emerald Health Sciences appointed Dr. Avtar Dhillon as an initial board observer. The Board Observer Agreement may be terminated by either party for cause upon written notice to the other party if the other party defaults in the performance of the agreement in any material respect or materially breaches the terms of the agreement, or without cause upon 30 days’ prior written notice to the other party.

Douglas Cesario

In April 2020, the Company entered into a separation and release agreement with Douglas Cesario, our former Chief Financial Officer. Mr. Cesario’s separation was effective May 15, 2020. Pursuant to the agreement, Mr. Cesario agreed to certain ongoing cooperation obligations and to provide certain releases and waivers as contained in the agreement. As consideration under the agreement, the Company agreed to provide Mr. Cesario compensation and benefits as follows: (i) through May 15, 2020, an annualized base salary at the rate in effect for him as of the date of the agreement; (ii) a gross payment of $125,000 in consideration for the restrictive covenants contained in the agreement; and (iii) a continuation of health insurance benefits for a period of six months following May 15, 2020. In addition, 325,929 unvested stock options granted to Mr. Cesario were cancelled on May 15, 2020.

Review, Approval and Ratification of Related Party Transactions

Given our small size and limited financial resources, we have not adopted formal policies and procedures for the review, approval or ratification of transactions, such as those described above, with our executive officers, directors and significant stockholders. However, all of the transactions described above were approved and ratified by our Board. In connection with the approval of the transactions described above, our Board took into account several factors, including their fiduciary duties to the Company, the relationships of the related parties described above to the Company, the material facts underlying each transaction, the anticipated benefits to the Company and related costs associated with such benefits, whether comparable products or services were available, and the terms the Company could receive from an unrelated third party.

We intend to establish formal policies and procedures in the future, once we have sufficient resources and have appointed additional directors, so that such transactions will be subject to the review, approval or ratification of our Board, or an appropriate committee thereof. On a moving forward basis, our Board will continue to approve any related party transaction based on the criteria set forth above.

Conflicts Related to Other Business Activities

The persons serving as our officers and directors have existing responsibilities and, in the future, may have additional responsibilities, to provide management and services to other entities in addition to us. As a result, conflicts of interest between us and the other activities of those persons may occur from time to time.

We will attempt to resolve any such conflicts of interest in our favor. Our officers and directors are accountable to us and our shareholders as fiduciaries, which requires that such officers and directors exercise good faith and integrity in handling our affairs. A shareholder may be able to institute legal action on our behalf or on behalf of that shareholder and all other similarly situated shareholders to recover damages or for other relief in cases of the resolution of conflicts in any manner prejudicial to us.

Director Independence

We have determined that Jim Heppell and Margaret Dalesandro are independent members of our Board, as that term is defined in Rule 5605(a)(2) of the Nasdaq Listing Rules.

Insider Trading Policy

On October 31, 2014, our Board adopted an Insider Trading Policy applicable to all directors and officers. Insider trading generally refers to the buying or selling of a security in breach of a fiduciary duty or other relationship of trust and confidence while in possession of material, non-public information about the security. Insider trading violations may also include ‘tipping’ such information, securities trading by the person ‘tipped,’ and securities trading by those who misappropriate such information. The scope of insider trading violations can be wide reaching. As such, our Board has adopted an Insider Trading Policy that outlines the definitions of insider trading, the penalties and sanctions determined, and what constitutes material, non-public information. Illegal insider trading is against our policy as such trading can cause significant harm to the reputation for integrity and ethical conduct of our company. Individuals who fail to comply with the requirements of the policy are subject to disciplinary action, at our sole discretion, including dismissal for cause. All members of our Board and all executive officers are required to ratify the terms of this policy on an annual basis. Our Insider Trading Policy is available on our website at www.emeraldbio.life.

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STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at our annual meeting of stockholders to be held in 2022 must be received at our principal executive offices not less than 90 calendar days before nor more than 120 calendar days before the one year anniversary of the date of the preceding year’s annual meeting (provided such meeting is held not more than 30 days before or 70 days after the anniversary of such preceding year’s annual meeting), in order to be included in our proxy statement and form of proxy relating to that meeting. Therefore, for business to be properly brought before an annual meeting by a stockholder, such a proposal must be received by us no earlier than September 16, 2021 and no later than October 16, 2021. These proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by our Board of Directors for the 2022 annual meeting may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our bylaws which also specify requirements as to the form and content of a stockholder’s notice.

Recommendations from stockholders which are received after the deadline likely will not be considered timely for consideration by the Governance Committee for next year’s Annual Meeting.

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ANNUAL REPORT

The Company’s Annual Report (on Form 10-K) for the fiscal year ended December 31, 2019 and the Company’s quarterly report (on Form 10-Q) regarding our fiscal quarter ended September 30, 2020 are available and accessible as described in this proxy statement. Neither our annual report, nor our quarterly report constitutes, nor should it be considered, a part of this proxy solicitation material.

OTHER MATTERS

The Company does not intend to bring any other matters before the Annual Meeting and has no reason to believe any other matters will be presented. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the common stock they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the proxy, whether through telephonic or internet voting or, alternatively, by using a paper copy of the proxy card that has been requested.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the internet as instructed on the proxy card or, if so requested, by executing and returning, at your earliest convenience, the requested proxy card in the envelope that will have been provided.

THE BOARD OF DIRECTORS

San Diego, California

December 22, 2020

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ANNEX A

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

EMERALD BIOSCIENCE, INC.

ARTICLE I
NAME

The name of the corporation is Emerald Bioscience, Inc. (the “Corporation”).

ARTICLE II
REGISTERED OFFICE

The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE III
PURPOSE

The Corporation is formed for the purpose of engaging in any lawful activity for which corporations may be organized under the laws of the State of Nevada.

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ARTICLE IV
AUTHORIZED CAPITAL STOCK

Section 1. Authorized Capital Stock. The Corporation shall have the authority to issue an aggregate of five billion fifty million (5,050,000,000) shares of capital stock, par value $0.001 per share, consisting of (a) five billion (5,000,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”), and (c) fifty million (50,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”). Common Stock and Preferred Stock may be issued from time to time by the Corporation for such consideration as shall be determined by the board of directors (the “Board”) of the Corporation. The capital stock of the Corporation, after the consideration therefor has been fully paid, shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed, and these Amended and Restated Articles of Incorporation (as the same may be further amended from time to time, the “Articles of Incorporation”) shall not be amended in this particular. No stockholder of the Corporation shall be individually liable for the debts or liabilities of the Corporation. Except as otherwise provided in the Articles of Incorporation, including any certificate of designation relating to any series of Preferred Stock, the Articles of Incorporation may be amended, in accordance with the Nevada Revised Statutes (as amended from time to time, “NRS”), to increase or decrease the number of authorized shares of Common Stock or Preferred Stock (but no such decrease shall reduce the number of authorized shares of any class or series of the Corporation’s capital stock below the number of shares of such class or series then outstanding) with the approval of a majority of the voting power of the outstanding capital stock of the Corporation entitled to vote thereon, voting together as a single class, and without any separate vote by the holders of any class or series of the Corporation’s capital stock (as long as such action is not adverse to the interests of a separate class of the Corporation’s capital stock), irrespective of the provisions of NRS 78.1955 (or any successor provision thereto).

Section 2. Preferred Stock. The Board of the Corporation is hereby vested, to the fullest extent permitted under the NRS, with the authority to designate from time to time, by duly adopted resolution(s), one or more series of the Preferred Stock, to fix the number of shares of Preferred Stock constituting such series and to prescribe the voting powers, designations, preferences, qualifications, limitations, restrictions and relative, participating, optional and other rights of such series. Any such resolution prescribing a series of Preferred Stock must include a distinguishing designation for such series. Before the issuance of any shares of any series of Preferred Stock, a certificate of designation with respect to such series, properly signed and filed pursuant to the NRS, must become effective. Except as otherwise required by law, holders of any series of Preferred Stock shall be entitled to only such voting rights, if any, as shall expressly be granted thereto by the Articles of Incorporation, including the certificate of designation relating to such series of Preferred Stock, or the NRS. To the extent provided in the certificate of designation relating to a series of Preferred Stock, the Board may increase (but not above the total number of then authorized and undesignated shares of preferred stock) or decrease (but not below the number of shares of that series then outstanding) the number of shares of such series.

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Section 3. Common Stock. No holder of Common Stock shall have the right to cumulate votes. The holders of Common Stock shall not have any conversion, redemption or preemptive rights. Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to the Articles of Incorporation, including any certificate of designation relating to any series of Preferred Stock, that affects only the terms of one or more outstanding series of Preferred Stock if the holders of the affected series of Preferred Stock are entitled, either separately or together with the holders of one or more other such series, to vote on such amendment pursuant to the Articles of Incorporation, including any certificate of designation relating to any series of Preferred Stock, or pursuant to the NRS.

 (a) Voting Rights.

(1) Common Stock. Subject to the voting rights of any outstanding series of Preferred Stock, each share of Common Stock shall entitle the record holder thereof to one (1) vote per share, on all matters on which stockholders shall have the right to vote.

(b) Distributions.

(1) Subject to the rights of the holders of any outstanding series of Preferred Stock, holders of Common Stock shall be entitled to such dividends, if any, as may be declared thereon by the Board from time to time in its sole discretion out of assets or funds of the Corporation legally available therefor; provided that

(A) the holders of Common Stock shall have such distribution rights set forth in clause (2) below;

(B) if any distribution is declared on the Common Stock that is payable in shares of Common Stock, or securities convertible into, or exercisable or exchangeable for Common Stock, such distribution shall be paid in the same number of shares (or fraction thereof) on a per-share basis of the Common Stock (or securities convertible into, or exercisable or exchangeable for the same number of shares (or fraction thereof) on a per-share basis of the Common Stock; and

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(C) in the case of any other distribution (including, without limitation, any distribution pursuant to a stock dividend or a “spinoff,” “split-off” or “split-up” reorganization or similar transaction) payable in shares or other equity interests of any corporation or other entity which immediately prior to the time of the distribution is a subsidiary of the Corporation and which possesses authority to issue more than one class of common equity securities (or securities convertible into, or exercisable or exchangeable for, such shares or equity interests) with voting characteristics identical or comparable to those of the Common Stock (such stock or equity interest being “Comparable Securities”), the distribution payable to the holders of Common Stock shall be paid only in shares or equity interests of such subsidiary with voting characteristics identical or comparable to those of the Common Stock (or securities convertible into, or exercisable or exchangeable for such shares or equity interests), and such distribution shall be paid in the same number of shares (or fraction thereof) on a per-share basis of the Common Stock (or securities convertible into, or exercisable or exchangeable for the same number of shares (or fraction thereof) on a per-share basis of the Common Stock).

(2) Any distribution declared by the Board on a share of Common Stock shall be declared in equal amounts with respect to each share of Common Stock (as determined in good faith by the Board in its sole discretion), provided that in the case of distributions payable in shares of Common Stock, or securities convertible into, or exercisable or exchangeable for, Common Stock, and in the case of distributions payable in Comparable Securities, each such distribution shall be paid as provided forth above in Section 3(b)(1).

(d) Merger, Conversion or Exchange. In the event of any merger, conversion or exchange of the Corporation with or into another entity (whether or not the Corporation is the surviving entity), the holders of the Common Stock shall be entitled to receive substantially identical per-share consideration.

(e) Rights Upon Dissolution, Liquidation or Winding-Up. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after distribution in full of the amounts to be distributed to the holders of shares of any outstanding series of Preferred Stock, the holders of shares of Common Stock (and, to the extent set forth in the certificate of designation relating thereto, the Preferred Stock) shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares held by them (or, with respect to any series of the Preferred Stock, as set forth in the certificate of designation relating to such series).

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ARTICLE V
DIRECTORS

Section 1. Board; Number of Directors. The business and affairs of the Corporation shall be managed by or under the direction of the Board. Except as otherwise fixed or provided for pursuant to the provisions of the Articles of Incorporation, including any certificate of designation relating to any series of Preferred Stock, the Total Number of Directors (as defined in Article XI) shall be determined from time to time, within the fixed minimum and maximum established in the Bylaws, exclusively by resolution adopted by the Board. Elections of directors need not be by written ballot unless otherwise required by the Bylaws.

Section 2. Vacancies. Subject to the rights granted to the holders of any one or more series of Preferred Stock then outstanding, any newly-created directorship that results from an increase in the number of directors and any vacancy occurring in the Board shall be filled by the vote of a majority of the directors then in office, although less than a quorum, by a sole remaining director or by the stockholders entitled to vote thereon. Any director elected or appointed to fill a vacancy or newly created directorship shall hold office until the next election of directors and until his or her successor shall be elected and qualified, or until his or her earlier death, disability, resignation, retirement, disqualification or removal.

Section 3. Removal. Any or all of the directors (other than the directors elected by the holders of any series of Preferred Stock of the Corporation, voting separately as a series or together with one or more other such series, as the case may be) may be removed from office by the vote of stockholders representing not less than two-thirds of the voting power of the outstanding capital stock of the Corporation entitled to vote thereon, voting as a single class.

Section 4. Directors Elected by Holders of Preferred Stock. For the duration of any period during which the holders of any series of Preferred Stock have the right to elect any of the directors: (i) the then otherwise Total Number of Directors shall be automatically increased by such specified number of directors, and the holders of such series of Preferred Stock shall be entitled to elect the directors so fixed or provided for pursuant to the terms of such series, (ii) each director so elected by such holders shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to such provisions, whichever occurs earlier, subject to his or her earlier death, disability, resignation, retirement, disqualification or removal, and (iii) removal of any such director shall require only the vote of the holders representing not less than two-thirds of the voting power of the outstanding shares of such series of Preferred Stock. Except as otherwise provided in the certificate of designation relating to such series of Preferred Stock, whenever the holders of any series of Preferred Stock having the right to elect additional directors are divested of such right pursuant to the provisions of the certificate of designation relating to such series, the terms of office of all directors so elected by the holders of such series pursuant to such right, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of any such director, shall forthwith terminate, the Total Number of Directors shall be reduced accordingly, and pursuant to the NRS, such termination shall not constitute a removal of such director pursuant to the NRS or under the Articles of Incorporation or Bylaws.

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ARTICLE VI
MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT

Section 1. Annual Meetings of Stockholders. An annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, on such date, and at such time as shall be fixed exclusively by resolution of the Board or a duly authorized committee thereof.

Section 2. Special Meetings of Stockholders. Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation for any purpose(s) may be called at any time only by or at the direction of (a) the Board, (b) the chairman of the Board or (c) two or more directors of the Board.

Section 3. Stockholder Action by Written Consent. Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting if, before or after the action, a written consent thereto is (a) signed by stockholders holding at least a majority of the voting power of the outstanding capital stock of the Corporation entitled to vote on such action (except that if a greater proportion of the voting power would be required for such an action at a meeting, then that proportion of written consents is required), and (b) delivered to the Corporation by delivery to its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. Any such delivery made to the Corporation’s registered office shall be made by hand, overnight courier or by certified or registered mail, return receipt requested. In no instance where action is duly and properly authorized by written consent need a meeting of stockholders be called or, unless otherwise required by applicable law or any certificate of designation relating to any series of Preferred Stock, notice given.

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ARTICLE VII
COMPETITION AND CORPORATE OPPORTUNITIES

Section 1. Purposes. The provisions of this Article are set forth (a) to regulate and define (i) the conduct of certain affairs of the Corporation with respect to certain classes or categories of business opportunities as may involve any of the members of the Board who are not employees of the Corporation (“Non-Employee Directors”) and their respective Affiliates (as defined in Article XI), and (ii) the powers, rights, duties and liabilities of the Corporation and its directors, officers and stockholders in connection with such affairs and such classes or categories of opportunities, and (b) in recognition and anticipation that the Non-Employee Directors and/or their respective Affiliates may now or in the future engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage.

Section 2. Renunciation of Certain Corporate Opportunities. To the fullest extent permitted by law, none of the Non-Employee Directors and their respective Affiliates (collectively, the “Identified Persons”) shall have any duty to refrain from directly or indirectly (a) engaging in the same or similar business activities or lines of business in which the Corporation or any of its Affiliates now engages or proposes to engage or (b) otherwise competing with the Corporation or any of its Affiliates, and, to the fullest extent permitted by law, no Identified Person shall be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty solely by reason of the fact that such Identified Person engages in any of such activities. To the fullest extent permitted by law, the Corporation hereby renounces any interest or expectancy in, and the right to be offered an opportunity to participate in, any business opportunity which may be a corporate opportunity for an Identified Person and the Corporation or any of its Affiliates, except as provided in Section 3 of this Article. Subject to Section 3 of this Article, in the event that any Identified Person acquires knowledge of a potential transaction or business opportunity which may be a corporate opportunity for such Identified Person and for the Corporation or any of its Affiliates, such Identified Person, to the fullest extent permitted by law, shall have no duty to communicate or offer such transaction or business opportunity to the Corporation or any of its Affiliates and, to the fullest extent permitted by law, shall not be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty as a stockholder, director or officer of the Corporation solely by reason of the fact that such Identified Person pursues or acquires such corporate opportunity for such Identified Person, or offers or directs such corporate opportunity to another Person.

Section 3. Limitations. The Corporation does not renounce its interest in, and Section 2 of this Article shall not apply to, any corporate opportunity offered to any Non-Employee Director if such opportunity is expressly offered to such individual solely in his or her capacity as a director of the Corporation. In addition to and notwithstanding the foregoing provisions of this Article, a transaction or business opportunity shall not be deemed to be a “corporate opportunity” for the Corporation if it is a transaction or opportunity that (a) the Corporation is neither financially or legally able, nor contractually permitted, to undertake; (b) by its nature, is not in the line of the Corporation’s business or is of no practical advantage to the Corporation; or (c) is one in which the Corporation has no interest or reasonable expectancy.

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ARTICLE VIII
AMENDMENTS TO ARTICLES OF INCORPORATION AND BYLAWS

Section 1. Amendments to Articles of Incorporation. Except as limited by the provisions of Article IV, Section 1, the Corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by the NRS.

Section 2. Amendments to Bylaws. The Board of the Corporation is expressly authorized to make, repeal, alter, amend and rescind, in whole or in part, the Bylaws without the assent or vote of the stockholders in any manner not inconsistent with the NRS or these Articles of Incorporation.

ARTICLE IX
INAPPLICABILITY OF CERTAIN NEVADA STATUTES

Section 1. Inapplicability of Combinations with Interested Stockholders Statutes. At such time, if any, as the Corporation becomes a “resident domestic corporation” (as that term is defined in NRS), the Corporation shall not be subject to, or governed by, any of the provisions in NRS 78.411 to 78.444, inclusive, as amended from time to time, or any successor statutes.

Section 2. Inapplicability of Acquisition of Controlling Interest Statutes. In accordance with the provisions of NRS 78.378, the provisions of NRS 78.378 to 78.3793, inclusive, as amended from time to time, or any successor statutes, relating to acquisitions of controlling interests in the Corporation, shall not apply to the Corporation or to any acquisition of any shares of the Corporation’s capital stock.

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ARTICLE X
INDEMNIFICATION; EXCULPATION

Section 1. Indemnification; Payment of Expenses. To the fullest extent permitted under the NRS and other applicable law, the Corporation shall indemnify directors and officers of the Corporation in their respective capacities as such and in any and all other capacities in which any of them serves at the request of the Corporation. In addition to any other rights of indemnification permitted by the laws of the State of Nevada or as may be provided for by the Corporation in the Bylaws or by agreement, the expenses of directors and officers incurred in defending a civil or criminal action, suit or proceeding, involving alleged acts or omissions of such director or officer in his or her capacity as a director or officer of the Corporation, must be paid, by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation.

Section 2. Limitation on Liability. The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS. If the NRS are amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.

Section 3. Amendment and Conflicts. Any repeal or modification of Section 1 or Section 2 of this Article approved by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the liability of a director or officer of the Corporation existing as of the time of such repeal or modification. The provisions of this Article X relating to indemnification shall constitute a contract between the Corporation and each of its directors and officers which may be modified as to any director or officer only with that person’s consent or as specifically provided in these Articles of Incorporation and in the Bylaws. Notwithstanding any other provision of these Articles of Incorporation relating to their amendment generally, any repeal or amendment of this Article X which is adverse to any director or officer shall apply to such director or officer only on a prospective basis, and shall not limit the rights of such director or officer to indemnification with respect to any action or failure to act occurring prior to the time of such repeal or amendment. Notwithstanding any other provision of these Articles of Incorporation (including, without limitation, Article VIII), no repeal or amendment of these Articles of Incorporation shall affect any or all of this Article X so as to limit or reduce the indemnification in any manner unless adopted by (i) the unanimous vote of the directors of the Corporation then serving, and (ii) the stockholders in accordance with these Articles of Incorporation and applicable law; provided that no such amendment shall have a retroactive effect inconsistent with the preceding sentence. In the event of any conflict between Section 1 or Section 2 of this Article and any other provision of the Articles of Incorporation, the terms and provisions of Section 1 and/or Section 2 of this Article shall control.

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ARTICLE XI
MISCELLANEOUS; CERTAIN DEFINED TERMS

Section 1. Mandatory Forum. To the fullest extent permitted by law, and unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada, shall be the sole and exclusive forum for (a) any derivative action or proceeding brought in the name or right of the Corporation or on its behalf, (b) any action asserting a claim for breach of any fiduciary duty owed by any director, officer, employee, consultant or agent of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action arising or asserting a claim arising pursuant to any provision of the NRS or any provision of the Articles of Incorporation or Bylaws, (d) any action to interpret, apply, enforce or determine the validity of the Articles of Incorporation or Bylaws or (e) any action asserting a claim governed by the internal affairs doctrine.

Section 2. Severability. If any provision or provisions of these Articles of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (a) the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of these Articles of Incorporation (including, without limitation, each portion of any paragraph of the Articles of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of these Articles of Incorporation (including, without limitation, each such portion of any paragraph of the Articles of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed (i) so as to permit the Corporation to protect its directors, officers, employees, consultants and agents from personal liability in respect of their service or (ii) for the benefit of the Corporation to the fullest extent permitted by law.

Section 3. Certain Defined Terms. As used in these Articles of Incorporation, the following capitalized terms shall have the respective meanings set forth below:

(a) “Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under the Securities Exchange Act of 1934.

(b) “Person” shall mean any natural person, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity.

(c) “Total Number of Directors” shall mean, at any time, the total number of authorized directors then comprising the entire Board of the Corporation.

(d) “Voting Stock” shall mean, at any time, the capital stock of the Corporation then entitled to vote generally in the election of directors.

Section 4. Deemed Notice and Consent. To the fullest extent permitted by law, each and every Person purchasing or otherwise acquiring any interest (of any nature whatsoever) in any shares of the capital stock of the Corporation shall be deemed, by reason of and from and after the time of such purchase or other acquisition, to have notice of and to have consented to all of the provisions of (a) these Articles of Incorporation (including, without limitation, Article VII hereof, Section 1 of this Article and this Section 4), (b) the Bylaws and (c) any amendment to these Articles of Incorporation or the Bylaws enacted or adopted in accordance with these Articles of Incorporation, the Bylaws and applicable law.

* * * *

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IN WITNESS WHEREOF, I have executed this Certificate of Amended and Restated Articles of Incorporation of Emerald Bioscience, Inc. as of _________________, 2021.

Name:	Punit Dhillon
Title:	CEO and Chair

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ANNEX B

AMENDED AND RESTATED BYLAWS

of

EMERALD BIOSCIENCE, INC.

(a Nevada corporation)

ARTICLE I
OFFICES

Section 1.1 Principal Office. The principal office and place of business of Emerald Bioscience, Inc., a Nevada corporation (the “Corporation”), shall be established from time to time by resolution of the board of directors of the Corporation (the “Board”).

Section 1.2 Other Offices. Other offices and places of business either within or without the State of Nevada may be established from time to time by resolution of the Board or as the business of the Corporation may require. The street address of the Corporation’s registered agent is the registered office of the Corporation in Nevada.

ARTICLE II
STOCKHOLDERS

Section 2.1 Annual Meeting. The annual meeting of the stockholders of the Corporation shall be held on such date and at such time as may be designated from time to time by the Board. At the annual meeting, directors shall be elected, and any other business may be transacted as may be properly brought before the meeting pursuant to these Amended and Restated Bylaws (as further amended from time to time, these “Bylaws”). Except as otherwise restricted by the Amended and Restated Articles of Incorporation of the Corporation (as further amended from time to time, the “Articles of Incorporation”) or applicable law, the Board may postpone, reschedule or cancel any annual meeting of stockholders.

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Section 2.2 Special Meetings.

(a) Special meetings of the stockholders may only be called in the manner provided in the Articles of Incorporation. Stockholders shall have no right to request or call a special meeting except as otherwise provided in the Articles of Incorporation. Except as otherwise restricted by the Articles of Incorporation or applicable law, the Board may postpone, reschedule or cancel any special meeting of stockholders.

(b) No business shall be acted upon at a special meeting of stockholders except as set forth in the notice of the meeting.

Section 2.3 Place of Meetings. Any meeting of the stockholders of the Corporation may be held at the Corporation’s registered office in the State of Nevada or at such other place in or out of the State of Nevada and the United States as may be designated in the notice of meeting. A waiver of notice signed by all stockholders entitled to vote thereat may designate any place for the holding of such meeting. The Board may, in its sole discretion, determine that any meeting of the stockholders shall be held using, or shall be held solely by means of, electronic communications or other available technology in accordance with Section 2.14.

Section 2.4 Notice of Meetings; Waiver of Notice.

(a) The chief executive officer, the president, any vice president, the secretary, any assistant secretary, or any other individual designated by the Board shall sign and deliver or cause to be delivered written notice of any stockholders’ meeting to the stockholders entitled to vote at such meeting (unless applicable law requires notice be given to all stockholders of record, in which case such notice shall be given in accordance with such law) not less than ten days, but not more than sixty days, before the date of such meeting. The notice shall state the place, date and time of the meeting, the means of electronic communication, if any, by which the stockholders entitled to vote or the proxies thereof shall be deemed to be present and vote and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The notice shall be delivered in accordance with and shall contain or be accompanied by such additional information as may be required by the Nevada Revised Statutes (as amended from time to time, the “NRS”).

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(b) In the case of an annual meeting, subject to Section 2.13, any proper business may be presented for action, except that (i) if a proposed plan of merger, conversion or exchange is submitted to a vote, the notice of the meeting must state that the purpose, or one of the purposes, of the meeting is to consider the plan of merger, conversion or exchange and must contain or be accompanied by a copy or summary of the plan; and (ii) if a proposed action creating dissenter’s rights is to be submitted to a vote, the notice of the meeting must state that the stockholders are or may be entitled to assert dissenter’s rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

(c) A copy of the notice of any meeting of stockholders shall be personally delivered, mailed postage prepaid to each stockholder of record entitled to vote at such meeting (unless applicable law requires notice be given to all stockholders of record, in which case such notice shall be given in accordance with such law), at the address appearing on the records of the Corporation or as otherwise allowed under the NRS. Upon mailing, service of the notice is complete, and the time of the notice begins to run from the date upon which the notice is deposited in the mail or otherwise delivered. If the address of any stockholder does not appear upon the records of the Corporation or is incomplete, it will be sufficient to address any notice to such stockholder at the registered office of the Corporation. Notwithstanding the foregoing and in addition thereto, any notice to stockholders given by the Corporation pursuant to Chapters 78 or 92A of the NRS, the Articles of Incorporation or these Bylaws may be given pursuant to the forms of electronic transmission listed herein, if such forms of transmission are consented to in writing by the stockholder receiving such electronically transmitted notice and such consent is filed by the secretary in the corporate records. Notice shall be deemed given (i) by facsimile when directed to a number consented to by the stockholder to receive notice, (ii) by e-mail when directed to an e-mail address consented to by the stockholder to receive notice, (iii) by posting on an electronic network together with a separate notice to the stockholder of the specific posting on the later of the specific posting or the giving of the separate notice or (iv) by any other electronic transmission as consented to by and when directed to the stockholder. The stockholder consent necessary to permit electronic transmission to such stockholder shall be deemed revoked and of no force and effect if (A) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with the stockholder’s consent and (B) the inability to deliver by electronic transmission becomes known to the secretary, any assistant secretary, transfer agent or other agent of the Corporation responsible for the giving of notice.

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 (d) The written certificate of an individual signing a notice of meeting, setting forth the substance of the notice or having a copy thereof attached thereto, the date the notice was mailed or personally delivered to the requisite stockholders and the addresses to which the notice was mailed, shall be prima facie evidence of the manner and fact of giving such notice and, in the absence of fraud, an affidavit of the individual signing a notice of a meeting on behalf of the Corporation that the notice thereof has been given by a form of electronic transmission shall be prima facie evidence of the facts stated in the affidavit.

(e) Any stockholder may waive notice of any meeting by a signed writing or by transmission of an electronic record, either before or after the meeting. Such waiver of notice shall be deemed the equivalent of the giving of such notice.

Section 2.5 Determination of Stockholders of Record.

(a) For the purpose of determining the stockholders entitled to (i) notice of and to vote at any meeting of stockholders or any adjournment thereof, (ii) receive payment of any distribution or the allotment of any rights, or (iii) exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting.

(b) If stockholder action by written consent is permitted under the Articles of Incorporation and these Bylaws, the Board may adopt a resolution prescribing a date upon which the stockholders of record entitled to give written consent must be determined. The date set by the Board must not precede or be more than ten days after the date the resolution setting such date is adopted by the Board. If the Board does not adopt a resolution setting a date upon which the stockholders of record entitled to give written consent must be determined, and (i) no prior action by the Board is required by the NRS, then the date shall be the first date on which a valid written consent is delivered to the Corporation in accordance with the NRS, the Articles of Incorporation and these Bylaws; or (ii) prior action by the Board is required by the NRS, then the date shall be the close of business on the date that the Board adopts the resolution.

(c) If no record date is fixed, the record date for determining stockholders: (i) entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders shall apply to any postponement of any meeting of stockholders to a date not more than sixty days after the record date or to any adjournment of the meeting; provided that the Board may fix a new record date for the adjourned meeting and must fix a new record date if the meeting is adjourned to a date more than sixty days later than the meeting date set for the original meeting.

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Section 2.6 Quorum; Adjourned Meetings.

(a) At any meeting of the stockholders, and unless the Articles of Incorporation require a different proportion, stockholders holding at least a majority of the voting power of the Corporation’s capital stock entitled to vote at such meeting, represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), are necessary to constitute a quorum for the transaction of business at such meeting. If, on any issue, voting by classes or series is required by the laws of the State of Nevada, the Articles of Incorporation or these Bylaws, at least a majority of the voting power, represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), within each such class or series is necessary to constitute a quorum of each such class or series.

(b) If a quorum is not represented, a majority of the voting power represented or the person presiding at the meeting may adjourn the meeting from time to time until a quorum shall be represented. At any such adjourned meeting at which a quorum shall be represented, any business may be transacted which might otherwise have been transacted at the adjourned meeting as originally called. When a stockholders’ meeting is adjourned to another time or place hereunder, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. However, if a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record as of the new record date. The stockholders present at a duly convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the departure of enough stockholders to leave less than a quorum of the voting power.

Section 2.7 Voting.

(a) Unless otherwise provided in the Articles of Incorporation, or in the resolution providing for the issuance of preferred stock (or any series of preferred stock) adopted by the Board pursuant to authority expressly vested in it by the provisions of the Articles of Incorporation (including any certificate of designation relating to any series of preferred stock) if such authority is so vested, each stockholder of record, or such stockholder’s duly authorized proxy, shall be entitled to one (1) vote for each share of voting stock standing registered in such stockholder’s name at the close of business on the record date or the date established by the Board in connection with stockholder action by written consent, as applicable.

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(b) Except as otherwise provided in these Bylaws, all votes with respect to shares (including pledged shares, unless in the pledge the pledgor has expressly empowered the pledgee to vote the stock) standing in the name of an individual at the close of business on the record date (or the date established by the Board in connection with stockholder action by written consent) shall be cast only by that individual or such individual’s duly authorized proxy. With respect to shares held by a representative of the estate of a deceased stockholder, or a guardian, conservator, custodian or trustee, even though the shares do not stand in the name of such holder, votes may be cast by such holder upon proof of such representative capacity. In the case of shares under the control of a receiver, the receiver may vote such shares even though the shares do not stand of record in the name of the receiver but only if and to the extent that the order of a court of competent jurisdiction which appoints the receiver contains the authority to vote such shares. If shares stand of record in the name of a minor, votes may be cast by the duly appointed guardian of the estate of such minor only if such guardian has provided the Corporation with written proof of such appointment.

 (c) With respect to shares standing of record in the name of another corporation, partnership, limited liability company or other legal entity on the record date, votes may be cast: (i) in the case of a corporation, by such individual as the bylaws of such other corporation prescribe, by such individual as may be appointed by resolution of the Board of such other corporation or by such individual (including, without limitation, the officer making the authorization) authorized in writing to do so by the chairman of the Board, the chief executive officer, the president or any vice president of such corporation; and (ii) in the case of a partnership, limited liability company or other legal entity, by an individual representing such stockholder upon presentation to the Corporation of satisfactory evidence of her or his authority to do so.

(d) Notwithstanding anything to the contrary contained in these Bylaws and except for the Corporation’s shares held in a fiduciary capacity, the Corporation shall not vote, directly or indirectly, shares of its own stock owned or held by it, and such shares shall not be counted in determining the total number of outstanding shares entitled to vote.

(e) Any holder of shares entitled to vote on any matter may cast a portion of the votes in favor of such matter and refrain from casting the remaining votes or cast the same against the proposal. If such holder entitled to vote does vote any of such stockholder’s shares affirmatively and fails to specify the number of affirmative votes, it will be conclusively presumed that the holder is casting affirmative votes with respect to all shares held.

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(f) With respect to shares standing of record in the name of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, spouses as community property, tenants by the entirety, voting trustees or otherwise and shares held by two or more persons (including proxy holders) having the same fiduciary relationship in respect to the same shares, votes may be cast in the following manner:

(i) If only one person votes, the vote of such person binds all.

(ii) If more than one person casts votes, the act of the majority so voting binds all.

(iii) If more than one person casts votes, but the vote is evenly split on a particular matter, the votes shall be deemed cast proportionately, as split.

(g) If a quorum is present, unless the Articles of Incorporation, these Bylaws, the NRS or other applicable law provide for a different proportion, action by the stockholders entitled to vote on a matter, other than the election of directors, is approved by and is the act of the stockholders if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless voting by classes or series is required for any action of the stockholders by the laws of the State of Nevada, the Articles of Incorporation or these Bylaws, in which case the number of votes cast in favor of the action by the voting power of each such class or series must exceed the number of votes cast in opposition to the action by the voting power of each such class or series.

(h) If a quorum is present, directors shall be elected by a plurality of the votes cast.

Section 2.8 Proxies. At any meeting of stockholders, any holder of shares entitled to vote may designate, in a manner permitted by the laws of the State of Nevada, another person or persons to act as a proxy or proxies. If a stockholder designates two or more persons to act as proxies, then a majority of those persons present at a meeting has and may exercise all of the powers conferred by the stockholder or, if only one is present, then that one has and may exercise all of the powers conferred by the stockholder, unless the stockholder’s designation of proxy provides otherwise. Every proxy shall continue in full force and effect until its expiration or revocation in a manner permitted by the laws of the State of Nevada.

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Section 2.9 Stockholder Action Without A Meeting. Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting if, before or after the action, a written consent thereto is (a) signed by stockholders holding at least a majority of the voting power of the outstanding capital stock of the Corporation entitled to vote on such action (except that if a greater proportion of the voting power would be required for such an action at a meeting, then that proportion of written consents is required), and (b) delivered to the Corporation by delivery to its registered office in the State of Nevada, its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. Any such delivery made to the Corporation’s registered office shall be made by hand, overnight courier or by certified or registered mail, return receipt requested. In no instance where action is duly and properly authorized by written consent need a meeting of stockholders be called or, unless otherwise required by applicable law or any certificate of designation relating to any series of Preferred Stock, notice given.

Section 2.10 Organization.

(a) Meetings of stockholders shall be presided over by the chairman of the Board, or, in the absence of the chairman of the Board, by the vice chairman of the Board, if any, or if there be no vice chairman or in the absence of the vice chairman, by the chief executive officer, if any, or if there be no chief executive officer or in the absence of the chief executive officer, by the president, or, in the absence of the president, or, in the absence of any of the foregoing persons, by a chairman designated by the Board, or by a chairman chosen at the meeting by the stockholders entitled to cast a majority of the votes which all stockholders present in person or by proxy are entitled to cast. The person acting as chairman of the meeting may delegate any or all of her or his authority and responsibilities as such to any director or officer of the Corporation present in person at the meeting. The secretary, or in the absence of the secretary, an assistant secretary, shall act as secretary of the meeting, but in the absence of the secretary and any assistant secretary, the chairman of the meeting may appoint any person to act as secretary of the meeting. The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, (i) the establishment of procedures for the maintenance of order and safety, (ii) limitation on the time allotted for consideration of each agenda item and for questions or comments by meeting participants, (iii) restrictions on entry to such meeting and (iv) the opening and closing of the voting polls. The Board, in its discretion, or the chairman of the meeting, in her or his discretion, may require that any votes cast at such meeting shall be cast by written ballot.

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(b) The chairman of the meeting may appoint one or more inspectors of elections. The inspector or inspectors may (i) ascertain the number of shares outstanding and the voting power of each; (ii) determine the number of shares represented at a meeting and the validity of proxies or ballots; (iii) count all votes and ballots; (iv) determine any challenges made to any determination made by the inspector(s); and (v) certify the determination of the number of shares represented at the meeting and the count of all votes and ballots.

(c) Only such persons who are nominated in accordance with the procedures set forth in Section 2.12 shall be eligible to be elected at any meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in Section 2.12. If any proposed nomination or business was not made or proposed in compliance with Section 2.12 (including proper notice under Section 2.13 and including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in compliance with such stockholder’s representation pursuant to clause (a)(iv)(D) of Section 2.13), then, unless otherwise provided in the Articles of Incorporation, the chairman of the meeting shall have the power to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. If the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.10, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or authorized by a writing executed by such stockholder (or a reliable reproduction or electronic transmission of the writing) delivered to the Corporation prior to the making of such nomination or proposal at such meeting by such stockholder stating that such person is authorized to act for such stockholder as proxy at the meeting of stockholders.

Section 2.11 Consent to Meetings. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called, noticed or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice, to the extent such notice is required, if such objection is expressly made at the time any such matters are presented at the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of stockholders need be specified in any written waiver of notice or consent, except as otherwise provided in these Bylaws.

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Section 2.12 Director Nominations and Business Conducted at Meetings of Stockholders.

(a) Except as otherwise provided in the Articles of Incorporation, nominations of persons for election to the Board and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (i) by or at the direction of the Board or the chairman of the Board, or (ii) by any stockholder of the Corporation who is entitled to vote on such matter at the meeting and who (A) has complied with the notice procedures set forth in Section 2.13 and (B) was a stockholder of record at the time such notice is delivered to the secretary of the Corporation.

(b) Except as otherwise provided in the Articles of Incorporation, nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board or the chairman of the Board, or (ii) by any stockholder of the Corporation who is entitled to vote on such matter at the meeting and who (A) has complied with the notice procedures set forth in Section 2.13 and (B) was a stockholder of record at the time such notice is delivered to the secretary of the Corporation.

Section 2.13 Advance Notice of Director Nominations and Stockholder Proposals by Stockholders.

(a) For nominations or other business to be properly brought before an annual meeting by a stockholder and for nominations to be properly brought before a special meeting by a stockholder in each case pursuant to Section 2.12, the stockholder of record must have given timely notice thereof in writing to the secretary of the Corporation, and, in the case of business other than nominations, such other business must be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement (as defined below) of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. The notice must be provided by a stockholder of record and must set forth:

 (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is (i) required by paragraphs (a), (e) and (f) of Item 401 of Regulation S-K adopted by the Securities and Exchange Commission, and (ii) required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected;

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(ii) as to any other business that the stockholder proposes to bring before an annual meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made;

(iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made or the business is proposed: (A) the name and address of such stockholder, as they appear on the Corporation’s books, and the name and address of such beneficial owner, (B) the class and number of shares of stock of the Corporation which are owned of record by such stockholder and such beneficial owner as of the date of the notice, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of the class and number of shares of stock of the Corporation owned of record by the stockholder and such beneficial owner as of the record date for the meeting, and (C) a representation that the stockholder intends to appear in person or by proxy at the meeting to propose such nomination or business;

(iv) as to the stockholder giving the notice or, if the notice is given on behalf of a beneficial owner on whose behalf the nomination is made or the business is proposed, as to such beneficial owner, and if such stockholder or beneficial owner is an entity, as to each director, executive, managing member or control person of such entity (any such person, a “control person”): (A) the class and number of shares of stock of the Corporation which are beneficially owned (as defined below) by such stockholder or beneficial owner and by any control person as of the date of the notice, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of the class and number of shares of stock of the Corporation beneficially owned by such stockholder or beneficial owner and by any control person as of the record date for the meeting, (B) a description of any agreement, arrangement or understanding with respect to the nomination or other business between or among such stockholder or beneficial owner or control person and any other person, including without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable to the stockholder, beneficial owner or control person) and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting, (C) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder or beneficial owner and by any control person or any other person acting in concert with any of the foregoing, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class of the Corporation’s stock, or maintain, increase or decrease the voting power of the stockholder or beneficial owner with respect to shares of stock of the Corporation, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting, (D) a representation whether the stockholder or the beneficial owner, if any, and any control person will engage in a solicitation with respect to the nomination or business and, if so, the name of each participant (as defined in Item 4 of Schedule 14A under the Exchange Act) in such solicitation and whether such person intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding stock required to approve or adopt the business to be proposed (in person or by proxy) by the stockholder; and

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(v) a certification that the stockholder giving the notice and the beneficial owner(s), if any, on whose behalf the nomination is made or the business is proposed, has or have complied with all applicable federal, state and other legal requirements in connection with such stockholder’s and/or each such beneficial owner’s acquisition of shares of capital stock or other securities of the Corporation and/or such stockholder’s and/or each such beneficial owner’s acts or omissions as a stockholder of the Corporation, including, without limitation, in connection with such nomination or proposal.

(b) The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation, including information relevant to a determination whether such proposed nominee can be considered an independent director.

(c) For purposes of Section 2.13(a), a “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act. For purposes of clause (a)(iv)(A) of this Section 2.13, shares shall be treated as “beneficially owned” by a person if the person beneficially owns such shares, directly or indirectly, for purposes of Section 13(d) of the Exchange Act and Regulations 13D and 13G thereunder or has or shares pursuant to any agreement, arrangement or understanding (whether or not in writing): (i) the right to acquire such shares (whether such right is exercisable immediately or only after the passage of time or the fulfillment of a condition or both), (ii) the right to vote such shares, alone or in concert with others and/or (iii) investment power with respect to such shares, including the power to dispose of, or to direct the disposition of, such shares.

 (d) This Section 2.13 shall not apply to notice of a proposal to be made by a stockholder if the stockholder has notified the Corporation of her or his intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such meeting.

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(e) If the stockholder does not provide the information required under clause (a)(iii)(B) and clauses (a)(iv)(A)-(C) of this Section 2.13 to the Corporation within the time frames specified, or if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. The chairman of the meeting shall have the power to determine whether notice of a nomination or of any business proposed to be brought before the meeting was properly made in accordance with the procedures set forth in this Section 2.13. Notwithstanding the foregoing provisions hereof, a stockholder shall also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth herein.

Section 2.14 Meetings Through Electronic Communications. Stockholders may participate in a meeting of the stockholders by any means of electronic communications, videoconferencing, teleconferencing or other available technology permitted under the NRS (including, without limitation, a telephone conference or similar method of communication by which all individuals participating in the meeting may hear each other). If any such means are utilized, the Corporation shall, to the extent required under the NRS, implement reasonable measures to (a) verify the identity of each person participating through such means as a stockholder and (b) provide the stockholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. Participation in a meeting pursuant to this Section 2.14 constitutes presence in person at the meeting.

ARTICLE III
DIRECTORS

Section 3.1 General Powers; Performance of Duties. The business and affairs of the Corporation shall be managed by or under the direction of the Board, except as otherwise provided in the NRS or the Articles of Incorporation.

Section 3.2 Number, Tenure, and Qualifications. The Board shall consist of at least two individuals and not more than nine individuals, with the number of directors within the foregoing fixed minimum and maximum established and changed from time to time as provided by resolutions adopted by the Board. Each director shall hold office until her or his successor shall be elected or appointed and qualified or until her or his earlier death, retirement, disqualification, resignation or removal. No reduction of the number of directors shall have the effect of removing any director prior to the expiration of her or his term of office. No provision of this Section 3.2 shall restrict the right of the Board (or, to the extent permitted under the Articles of Incorporation, the stockholders) to fill vacancies or the right of the stockholders entitled to vote thereon to remove directors, each as provided in the Articles of Incorporation or these Bylaws.

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Section 3.3 Chairman of the Board. The Board shall elect a chairman of the Board from the members of the Board, who shall preside at all meetings of the Board and stockholders at which she or he shall be present and shall have and may exercise such powers as may, from time to time, be assigned to her or him by the Board, these Bylaws or as provided by law.

Section 3.4 Vice Chairman of the Board. The Board may elect a vice chairman of the Board from the members of the Board who shall preside at all meetings of the Board and stockholders at which she or he shall be present, and the chairman is not present and shall have and may exercise such powers as may, from time to time, be assigned to her or him by the Board, these Bylaws or as provided by law.

Section 3.5 Elections. The directors shall be elected in accordance with the Articles of Incorporation and the NRS.

Section 3.6 Removal and Resignation of Directors. Any director may be removed from such position as provided in, and in accordance with, the Articles of Incorporation and the NRS. Any director may resign effective upon giving written notice, unless the notice specifies a later time for effectiveness of such resignation, to the chairman of the Board, the president or the secretary, or in the absence of all of them, any other officer of the Corporation.

Section 3.7 Vacancies; Newly Created Directorships. Vacancies on the Board, including vacancies resulting from newly created directorships, shall be filled as provided in, and in accordance with, the Articles of Incorporation and the NRS.

Section 3.8 Annual and Regular Meetings. Within five business days after the conclusion of the annual meeting of the stockholders or any special meeting of the stockholders at which directors are elected, the Board, including directors newly elected, shall hold its annual meeting without call or notice, other than this provision, to transact such business as may be necessary or appropriate. The Board may provide by resolution the place, date, and hour for holding regular meetings between annual meetings, and if the Board so provides with respect to a regular meeting, notice of such regular meeting shall not be required.

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Section 3.9 Special Meetings. Subject to any rights of the holders of preferred stock, if any, and except as otherwise required by law or the Articles of Incorporation, special meetings of the Board may be called only by the chairman of the Board, or if there be no chairman of the Board, by the chief executive officer, or by the president or the secretary, and shall be called by the chairman of the Board, the chief executive officer, the president, or the secretary upon the request of a majority of the Board. If the chairman of the Board, or if there be no chairman of the Board, each of the chief executive officer, the president, and the secretary, fails for any reason to call such special meeting, a special meeting may be called by a notice signed by a majority of the Board.

Section 3.10 Place of Meetings. Any regular or special meeting of the Board may be held at such place as the Board, or in the absence of such designation, as the notice calling such meeting, may designate. A waiver of notice signed by the directors may designate any place for the holding of such meeting.

Section 3.11 Notice of Meetings. Except as otherwise provided in Section 3.8, there shall be delivered to each director at the address appearing for her or him on the records of the Corporation, at least twenty-four hours before the time of such meeting, a copy of a written notice of any meeting (i) by delivery of such notice personally, (ii) by mailing such notice postage prepaid, (iii) by overnight courier or (v) by electronic transmission or electronic writing, including, without limitation, e-mail. If mailed to an address inside the United States, the notice shall be deemed delivered five business days following the date the same is deposited in the United States mail, postage prepaid. If mailed to an address outside the United States, the notice shall be deemed delivered seven business days following the date the same is deposited in the United States mail, postage prepaid. If sent via overnight courier, the notice shall be deemed delivered the business day following the delivery of such notice to the courier. If sent by electronic transmission (including, without limitation, e-mail), the notice shall be deemed delivered when directed to the e-mail address of the director appearing on the records of the Corporation, and otherwise pursuant to the applicable provisions of the NRS. If the address of any director is incomplete or does not appear upon the records of the Corporation, it will be sufficient to address any notice to such director at the registered office of the Corporation. Any director may waive notice of any meeting, and the attendance of a director at a meeting shall constitute waiver of notice of the meeting unless such director objects, prior to the transaction of any business, that the meeting was not lawfully called, noticed or convened. Attendance for the express purpose of objecting to the transaction of business thereat because the meeting was not properly called or convened shall not constitute presence or a waiver of notice for purposes hereof.

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Section 3.12 Quorum; Adjourned Meetings.

(a) A majority of the directors is necessary to constitute a quorum for the transaction of business at any meeting of the Board.

(b) At any meeting of the Board where a quorum is not present, a majority of those present may adjourn, from time to time, until a quorum is present, and no notice of such adjournment shall be required. At any adjourned meeting where a quorum is present, any business may be transacted which could have been transacted at the meeting originally called.

Section 3.13 Manner of Acting. The affirmative vote of a majority of the directors present at a meeting at which a quorum is present is an act of the Board.

Section 3.14 Meetings Through Electronic Communications. Members of the Board or of any committee designated by the Board may participate in a meeting of the Board or such committee by any means of electronic communications, videoconferencing, teleconferencing or other available technology permitted under the NRS (including, without limitation, a telephone conference or similar method of communication by which all individuals participating in the meeting can hear each other). If any such means are utilized, the Corporation shall, to the extent required under the NRS, implement reasonable measures to (a) verify the identity of each person participating through such means as a director or member of the committee, as the case may be, and (b) provide the directors or members of the committee a reasonable opportunity to participate in the meeting and to vote on matters submitted to the directors or members of the committee, including an opportunity to communicate, and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. Participation in a meeting pursuant to this Section 3.14 constitutes presence in person at the meeting.

Section 3.15 Action Without Meeting. Any action required or permitted to be taken at a meeting of the Board or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all of the members of the Board or the committee, except that such consent need not be signed by any director who is not required to sign pursuant to the NRS. The written consent may be signed manually or electronically (or by any other means then permitted under the NRS), and may be so signed in counterparts, including, without limitation, email counterparts, and shall be filed with the minutes of the proceedings of the Board or committee.

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Section 3.16 Powers and Duties.

(a) Except as otherwise restricted by the NRS or the Articles of Incorporation, the Board has full control over the business and affairs of the Corporation. The Board may delegate any of its authority to manage, control or conduct the business of the Corporation to any standing or special committee, or to any officer or agent, and to appoint any persons to be agents of the Corporation with such powers, including the power to subdelegate, and upon such terms as it deems fit.

(b) The Board, in its discretion, or the chairman presiding at a meeting of stockholders, in her or his discretion, may submit any contract or act for approval or ratification at any annual meeting of the stockholders or any special meeting properly called and noticed for the purpose of considering any such contract or act, provided a quorum is present.

 (c) The Board may, by resolution passed by a majority of the Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation, provided that the Board may also appoint additional natural persons who are not directors to serve on any committee. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Subject to applicable law and to the extent provided in the resolution of the Board, any such committee shall have and may exercise all the powers of the Board in the management of the business and affairs of the Corporation as the Board delegates. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board. The committees shall keep regular minutes of their proceedings and report the same to the Board when requested.

Section 3.17 Compensation. The Board, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the Board establishes the compensation of directors pursuant to this Section 3.17, such compensation is presumed to be fair to the Corporation unless proven unfair by a preponderance of the evidence.

Section 3.18 Organization. Meetings of the Board shall be presided over by the chairman of the Board, or in the absence of the chairman of the Board by the vice chairman, or in her or his absence by a chairman chosen at the meeting. The secretary, or in the absence of the secretary, an assistant secretary, shall act as secretary of the meeting, but in the absence of the secretary and any assistant secretary, the chairman of the meeting may appoint any person to act as secretary of the meeting. The order of business at each such meeting shall be as determined by the chairman of the meeting.

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ARTICLE IV
OFFICERS

Section 4.1 Election. The Board shall elect or appoint a president, a secretary, a treasurer or the equivalents of such officers. Such officers shall serve until their respective successors are elected and appointed and shall qualify or until their earlier resignation or removal. The Board may from time to time, by resolution, elect or appoint such other officers and agents as it may deem advisable, who shall hold office at the pleasure of the Board, and shall have such powers and duties and be paid such compensation as may be directed by the Board. Any individual may hold two or more offices.

Section 4.2 Removal; Resignation. Any officer or agent elected or appointed by the Board may be removed by the Board with or without cause. Any officer may resign at any time upon written notice to the Corporation. Any such removal or resignation shall be subject to the rights, if any, of the respective parties under any contract between the Corporation and such officer or agent.

Section 4.3 Vacancies. Any vacancy in any office because of death, resignation, removal or otherwise may be filled by the Board.

Section 4.4 Chief Executive Officer. The Board may elect a chief executive officer who, subject to the supervision and control of the Board, shall have the ultimate responsibility for the management and control of the business and affairs of the Corporation and perform such other duties and have such other powers which are delegated to her or him by the Board, these Bylaws or as provided by law.

Section 4.5 President. The president, subject to the supervision and control of the Board, shall in general actively supervise and control the business and affairs of the Corporation. The president shall keep the Board fully informed as the Board may request and shall consult the Board concerning the business of the Corporation. The president shall perform such other duties and have such other powers which are delegated and assigned to her or him by the Board, the chief executive officer, these Bylaws or as provided by law. The president shall be the chief executive officer of the Corporation unless the Board shall elect or appoint different individuals to hold such positions.

Section 4.6 Vice Presidents. The Board may elect one or more vice presidents. In the absence or disability of the president, or at the president’s request, the vice president or vice presidents, in order of their rank as fixed by the Board, and if not ranked, the vice presidents in the order designated by the Board, or in the absence of such designation, in the order designated by the president, shall perform all of the duties of the president, and when so acting, shall have all the powers of, and be subject to all the restrictions on the president. Each vice president shall perform such other duties and have such other powers which are delegated and assigned to her or him by the Board, the chief executive officer, the president, these Bylaws or as provided by law.

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Section 4.7 Secretary. The secretary shall attend all meetings of the stockholders, the Board and any committees thereof, and shall keep, or cause to be kept, the minutes of proceedings thereof in books provided for that purpose. She or he shall keep, or cause to be kept, a register of the stockholders of the Corporation and shall be responsible for the giving of notice of meetings of the stockholders, the Board and any committees, and shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law. The secretary shall be custodian of the corporate seal, if any, the records of the Corporation, the stock certificate books, transfer books and stock ledgers, and such other books and papers as the Board or any appropriate committee may direct. The secretary shall perform all other duties commonly incident to her or his office and shall perform such other duties which are assigned to her or him by the Board, the chief executive officer, the president, these Bylaws or as provided by law.

Section 4.8 Assistant Secretaries. The Corporation may have one or more assistant secretaries. An assistant secretary shall, at the request of the secretary, or in the absence or disability of the secretary, perform all the duties of the secretary. He or she shall perform such other duties as are assigned to him or her by the Board, the chief executive officer, if any, the president, these Bylaws or as provided by law.

Section 4.9 Treasurer. The treasurer, subject to the order of the Board, shall have the care and custody of, and be responsible for, all of the money, funds, securities, receipts and valuable papers, documents and instruments of the Corporation, and all books and records relating thereto. The treasurer shall keep, or cause to be kept, full and accurate books of accounts of the Corporation’s transactions, which shall be the property of the Corporation, and shall render financial reports and statements of condition of the Corporation when so requested by the Board, the chairman of the Board, the chief executive officer, or the president. The treasurer shall perform all other duties commonly incident to her or his office and such other duties as may, from time to time, be assigned to her or him by the Board, the chief executive officer, the president, these Bylaws or as provided by law. If a chief financial officer of the Corporation has not been appointed, the treasurer may be deemed the chief financial officer of the Corporation.

Section 4.11 Execution of Negotiable Instruments, Deeds and Contracts. All (i) checks, drafts, notes, bonds, bills of exchange, and orders for the payment of money of the Corporation, (ii) deeds, mortgages, proxies, powers of attorney and other written contracts, documents, instruments and agreements to which the Corporation shall be a party and (iii) assignments or endorsements of stock certificates, registered bonds or other securities owned by the Corporation shall be signed in the name of the Corporation by such officers or other persons as the Board may from time to time designate. The Board may authorize the use of the electronic signatures of any such persons. Any officer of the Corporation shall be authorized to attend, act and vote, or designate another officer or an agent of the Corporation to attend, act and vote, at any meeting of the owners of any entity in which the Corporation may own an interest or to take action by written consent in lieu thereof. Such officer or agent, at any such meeting or by such written action, shall possess and may exercise on behalf of the Corporation any and all rights and powers incident to the ownership of such interest.

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ARTICLE V
CAPITAL STOCK

Section 5.1 Issuance. Shares of the Corporation’s authorized capital stock shall, subject to any provisions or limitations of the laws of the State of Nevada, the Articles of Incorporation or any contracts or agreements to which the Corporation may be a party, be issued in such manner, at such times, upon such conditions and for such consideration as shall be prescribed by the Board.

Section 5.2 Stock Certificates and Uncertificated Shares.

(a) Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by (i) the chief executive officer, the president, or a vice president, and (ii) the secretary, an assistant secretary, the treasurer or the chief financial officer of the Corporation (or any other two officers or agents so authorized by the Board), certifying the number of shares of stock owned by him, her or it in the Corporation; provided that the Board may authorize the issuance of uncertificated shares of some or all of any or all classes or series of the Corporation’s stock. Any such issuance of uncertificated shares shall have no effect on existing certificates for shares until such certificates are surrendered to the Corporation, or on the respective rights and obligations of the stockholders. Whenever any such certificate is countersigned or otherwise authenticated by a transfer agent or a transfer clerk and by a registrar (other than the Corporation), then a facsimile of the signatures of any corporate officers or agents, the transfer agent, transfer clerk or the registrar of the Corporation may be printed or lithographed upon the certificate in lieu of the actual signatures. In the event that any officer or officers who have signed, or whose facsimile signatures have been used on any certificate or certificates for stock cease to be an officer or officers because of death, resignation or other reason, before the certificate or certificates for stock have been delivered by the Corporation, the certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed the certificate or certificates, or whose facsimile signature or signatures have been used thereon, had not ceased to be an officer or officers of the Corporation.

(b) Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof a written statement certifying the number and class (and the designation of the series, if any) of the shares owned by such stockholder in the Corporation and any restrictions on the transfer or registration of such shares imposed by the Articles of Incorporation, these Bylaws, any agreement among stockholders or any agreement between the stockholders and the Corporation, and, at least annually thereafter, the Corporation shall provide to such stockholders of record holding uncertificated shares, a written statement confirming the information contained in such written statement previously sent. Except as otherwise expressly provided by the NRS, the rights and obligations of the stockholders of the Corporation shall be identical whether or not their shares of stock are represented by certificates.

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 (c) Each certificate representing shares shall state the following upon the face thereof: the name of the state of the Corporation’s organization; the name of the person to whom issued; the number and class of shares and the designation of the series, if any, which such certificate represents; the par value of each share, if any, represented by such certificate or a statement that the shares are without par value. Certificates of stock shall be in such form consistent with law as shall be prescribed by the Board. No certificate shall be issued until the shares represented thereby are fully paid. In addition to the foregoing, all certificates evidencing shares of the Corporation’s stock or other securities issued by the Corporation shall contain such legend or legends as may from time to time be required by the NRS, the Exchange Act or such other federal, state or local laws or regulations then in effect.

Section 5.3 Surrendered; Lost or Destroyed Certificates. All certificates surrendered to the Corporation, except those representing shares of treasury stock, shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been canceled, except that in case of a lost, stolen, destroyed or mutilated certificate, a new one may be issued therefor. However, any stockholder applying for the issuance of a stock certificate in lieu of one alleged to have been lost, stolen, destroyed or mutilated shall, prior to the issuance of a replacement, provide the Corporation with his, her or its affidavit of the facts surrounding the loss, theft, destruction or mutilation and, if required by the Board, an indemnity bond in an amount not less than twice the current market value of the stock, and upon such terms as the treasurer or the Board shall require which shall indemnify the Corporation against any loss, damage, cost or inconvenience arising as a consequence of the issuance of a replacement certificate.

Section 5.4 Replacement Certificate. When the Articles of Incorporation are amended in any way affecting the statements contained in the certificates for outstanding shares of capital stock of the Corporation or it becomes desirable for any reason, in the discretion of the Board, including, without limitation, the merger of the Corporation with another Corporation or the conversion or reorganization of the Corporation, to cancel any outstanding certificate for shares and issue a new certificate therefor conforming to the rights of the holder, the Board may order any holders of outstanding certificates for shares to surrender and exchange the same for new certificates within a reasonable time to be fixed by the Board. The order may provide that a holder of any certificate(s) ordered to be surrendered shall not be entitled to vote, receive distributions or exercise any other rights of stockholders of record until the holder has complied with the order, but the order operates to suspend such rights only after notice and until compliance.

Section 5.5 Transfer of Shares. No transfer of stock shall be valid as against the Corporation except on surrender and cancellation of any certificate(s) therefor accompanied by an assignment or transfer by the registered owner made either in person or under assignment. Whenever any transfer shall be expressly made for collateral security and not absolutely, the collateral nature of the transfer shall be reflected in the entry of transfer in the records of the Corporation.

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Section 5.6 Transfer Agent; Registrars. The Board may appoint one or more transfer agents, transfer clerks and registrars of transfer and may require all certificates for shares of stock to bear the signature of such transfer agents, transfer clerks and/or registrars of transfer.

Section 5.7 Miscellaneous. The Board shall have the power and authority to make such rules and regulations not inconsistent herewith as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the Corporation’s stock.

Section 5.8 Inapplicability of Controlling Interest Statutes. Notwithstanding any other provision in the Articles of Incorporation or these Bylaws to the contrary, and in accordance with the provisions of NRS 78.378, the provisions of NRS 78.378 to 78.3793, inclusive, or any successor statutes, relating to acquisitions of controlling interests in the Corporation, shall not apply to the Corporation or to any acquisition of any shares of the Corporation’s capital stock.

ARTICLE VI
DISTRIBUTIONS

Distributions may be declared, subject to the provisions of the laws of the State of Nevada and the Articles of Incorporation, by the Board and may be paid in money, shares of corporate stock, property or any other medium not prohibited under applicable law. The Board may fix in advance a record date, in accordance with and as provided in Section 2.5, prior to the distribution for the purpose of determining stockholders entitled to receive any distribution.

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ARTICLE VII
RECORDS AND REPORTS; CORPORATE SEAL; fiscal year

Section 7.1 Records. All original records of the Corporation shall be kept at the principal office of the Corporation by or under the direction of the secretary or at such other place or by such other person as may be prescribed by these Bylaws or the Board.

Section 7.2 Corporate Seal. The Board may, by resolution, authorize a seal, and the seal may be used by causing it, or a facsimile, to be impressed or affixed or reproduced or otherwise. Except when otherwise specifically provided in these Bylaws, the Board may authorize any officer of the Corporation the authority to affix the seal to any document requiring it.

Section 7.3 Fiscal Year-End. The fiscal year-end of the Corporation shall be such date as may be fixed from time to time by resolution of the Board.

ARTICLE VIII
INDEMNIFICATION

Section 8.1 Indemnification and Insurance.

(a) Indemnification of Directors and Officers.

(i) For purposes of this Article, (A) “Indemnitee” shall mean each director or officer who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (as hereinafter defined), by reason of the fact that she or he is or was a director, officer, employee, consultant or agent (including, without limitation, as a trustee, fiduciary, administrator or manager) of the Corporation or any predecessor entity thereof, or is or was serving in any capacity as a director, officer, employee, consultant or agent (including, without limitation, as a trustee, fiduciary, administrator, partner, member or manager) of, or in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise; and (B) “Proceeding” shall mean any threatened, pending, or completed action, suit, petition or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative, or investigative.

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 (ii) Each Indemnitee shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the laws of the State of Nevada, against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, taxes, penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Indemnitee in connection with any Proceeding; provided that such Indemnitee either is not liable pursuant to the NRS or acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any Proceeding that is criminal in nature, had no reasonable cause to believe that her or his conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the Indemnitee is liable pursuant to the NRS or did not act in good faith and in a manner in which she or he reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal proceeding she or he had reasonable cause to believe that her or his conduct was unlawful. The Corporation shall not indemnify an Indemnitee for any claim, issue or matter as to which the Indemnitee has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for any amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the Proceeding was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such amounts as the court deems proper. Except as so ordered by a court and for advancement of expenses pursuant to this Section, indemnification may not be made to or on behalf of an Indemnitee if a final adjudication establishes that her or his acts or omissions involved intentional misconduct, fraud or a knowing violation of law and was material to the cause of action. Notwithstanding anything to the contrary contained in these Bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit, petition or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in her or his capacity as a stockholder.

(iii) Indemnification pursuant to this Section shall continue as to an Indemnitee who has ceased to be a director or officer of the Corporation or who has ceased to serve as a director, officer, employee, agent, trustee, fiduciary, administrator, partner, member or manager of, or in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise, and such indemnification shall inure to the benefit of such Indemnitee’s heirs, executors and administrators.

 (iv) The expenses of Indemnitees must be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as such expenses are incurred and in advance of the final disposition of the Proceeding, upon receipt of an undertaking by or on behalf of such Indemnitee to repay the amount if it is ultimately determined by a court of competent jurisdiction that she or he is not entitled to be indemnified by the Corporation. To the extent that an Indemnitee is successful on the merits or otherwise in defense of any Proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify her or him against expenses, including attorneys’ fees, actually and reasonably incurred in by her or him in connection with the defense.

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(b) Indemnification of Employees and Other Persons. The Corporation may, by action of its Board and to the extent provided in such action, indemnify employees and other persons as though they were Indemnitees.

(c) Non-Exclusivity of Rights. The rights to indemnification provided in this Article VIII shall not be exclusive of any other rights that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or these Bylaws, agreement, vote of stockholders or directors, or otherwise.

(d) Insurance. The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any Indemnitee for any liability asserted against her or him and liability and expenses incurred by her or him in her or his capacity as a director, officer, employee, member, managing member or agent, or arising out of her or his status as such, whether or not the Corporation has the authority to indemnify her or him against such liability and expenses.

(e) Other Financial Arrangements. The other financial arrangements which may be made by the Corporation may include the following (i) the creation of a trust fund; (ii) the establishment of a program of self-insurance; (iii) the securing of its obligation of indemnification by granting a security interest or other lien on any assets of the Corporation; and (iv) the establishment of a letter of credit, guarantee or surety. No financial arrangement made pursuant to this subsection may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud, or a knowing violation of law, except with respect to advancement of expenses or indemnification ordered by a court.

(f) Other Matters Relating to Insurance or Financial Arrangements. Any insurance or other financial arrangement made on behalf of a person pursuant to this Section 8.1 may be provided by the Corporation or any other person approved by the Board, even if all or part of the other person’s stock or other securities is owned by the Corporation. In the absence of fraud, (i) the decision of the Board as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Section 8.1 and the choice of the person to provide the insurance or other financial arrangement is conclusive; and (ii) the insurance or other financial arrangement is not void or voidable and does not subject any director approving it to personal liability for his action; even if a director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.

Section 8.2 Amendment. The provisions of this Article VIII relating to indemnification shall constitute a contract between the Corporation and each of its directors and officers which may be modified as to any director or officer only with that person’s consent or as specifically provided in this Section 8.2. Notwithstanding any other provision of these Bylaws relating to their amendment generally, any repeal or amendment of this Article VIII which is adverse to any director or officer shall apply to such director or officer only on a prospective basis, and shall not limit the rights of an Indemnitee to indemnification with respect to any action or failure to act occurring prior to the time of such repeal or amendment. Notwithstanding any other provision of these Bylaws (including, without limitation, Article X), no repeal or amendment of these Bylaws shall affect any or all of this Article VIII so as to limit or reduce the indemnification in any manner unless adopted by (i) the unanimous vote of the directors of the Corporation then serving, or (ii) the stockholders as set forth in Article X; provided that no such amendment shall have a retroactive effect inconsistent with the preceding sentence.

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ARTICLE IX
CHANGES IN NEVADA LAW

References in these Bylaws to the laws of the State of Nevada or the NRS or to any provision thereof shall be to such law as it existed on the date these Bylaws were adopted or as such law thereafter may be changed; provided that (i) in the case of any change which expands the liability of directors or officers or limits the indemnification rights or the rights to advancement of expenses which the Corporation may provide in Article VIII, the rights to limited liability, to indemnification and to the advancement of expenses provided in the Articles of Incorporation and/or these Bylaws shall, to the extent permitted by law, continue as in effect prior to such change; and (ii) if such change permits the Corporation, without the requirement of any further action by stockholders or directors, to limit further the liability of directors or limit further the liability of officers or to provide broader indemnification rights or rights to the advancement of expenses than the Corporation was permitted to provide prior to such change, then liability thereupon shall be so limited and the rights to indemnification and the advancement of expenses shall be so broadened to the extent permitted by law.

ARTICLE X
AMENDMENT OR REPEAL

Except as otherwise provided in the Articles of Incorporation: (a) the Board is expressly authorized (in furtherance and not in limitation of the powers conferred by statute) to amend, repeal or rescind any provision of these Bylaws or to adopt new bylaws; or (b) the affirmative vote of the holders of at least a majority of the outstanding voting power of the Common Stock (as defined in the Articles of Incorporation) shall be required in order for the stockholders of the Corporation to amend, repeal or rescind, in whole or in part, any provision of these Bylaws (including, without limitation, this Article X) or to adopt any new provision of these Bylaws.

* * * *

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Proxy Card

VOTE BY INTERNET - cleartrustonline.com/embi

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. EST on January 27, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to ClearTrust LLC, 16540 Pointe Village Dr., Suite 205, Lutz, FL 33558.

ATTEND VIRTUAL MEETING - Go to cleartrustonline.com/embi

	1.	Preregister for the meeting before January 27 at 12 p.m. EST by visiting cleartrustonline.com/embi or calling 813-235-4490 during business hours.
	2.	On the day of the meeting, follow the instructions provided by ClearTrust to access the meeting.
Emerald Bioscience, INC. 5910 Pacific Center Blvd, Ste. 320 San Diego, California 92121
«SHAREHOLDER_NAME_LINE_1» «SHAREHOLDER_NAME_LINE_2» «ADDRESS_LINE_1» «ADDRESS_LINE_2» «ADDRESS_LINE_3» «CITY», «STATE» «POSTAL_CODE»

Shareholder Meeting Help Line The Help Line will open at 8:00 A.M. Pacific Time on January 28, 2021 and will remain open for the duration of the meeting. Call 813-308-9980 – Access Code 675813

CONTROL # →	«CONTROL_NUMBER

SHARES:	«SHARES»

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
			☐	☐	☐
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors. Nominees:
	i.	Punit Dhillon
	ii.	James L. Heppell
	iii.	Margaret Dalesandro

The Board of Directors recommends you vote FOR the following:						FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2020.					☐	☐	☐
						FOR	AGAINST	ABSTAIN
3.

To authorize and approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock from 500,000,000 to 5,000,000,000 shares and the number of authorized shares of Preferred Stock from 20,000,000 to 50,000,000 shares; and

						☐	☐	☐
						FOR	AGAINST	ABSTAIN
4.

To authorize and approve the adoption of the Company’s Amended and Restated Articles of Incorporation, including the Authorized Common Stock Amendment, in the form attached hereto as Annex A, and the Company’s amended and restated Bylaws, in the form attached hereto as Annex B.

						☐	☐	☐

NOTE: To transact any other business that may properly come before the meeting and any adjournment of the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney,

executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership,

please sign in full corporate or partnership name, by authorized officer

«SHAREHOLDER_NAME_LINE_1» «SHAREHOLDER_NAME_LINE_2» «ADDRESS_LINE_1» «ADDRESS_LINE_2» «ADDRESS_LINE_3» «CITY», «STATE» «POSTAL_CODE»

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owner]	Date	«SEQUENCE_CODE»

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YOUR VOTE IS IMPORTANT

Please complete, date, sign and mail your voting instruction card in the envelope provided as soon as possible

OR

Vote online at cleartrustonline.com/embi

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice & Proxy Statement

are available at www.cleartrustonline.com/embi

EMERALD BIOSCIENCE, INC.

REVOCABLE PROXY

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS FOR THE 2021 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Punit Dhillon and Jim Heppell, and each of them with full power of substitution to each, the proxies of the undersigned to vote all shares of common stock and preferred stock of Emerald Bioscience, Inc. that the undersigned would be entitled to vote if in virtual attendance at the 2021 Annual Meeting of Shareholders of the Company to be held at 9:00 a.m. Pacific Time on January 28, 2021 online at www.cleartrustonline.com/embi or at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors recommendations.

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